As filed with the Securities and Exchange Commission
                              on October 24, 2000

                          Securities Act File No. 333-45840


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Pre-Effective Amendment No. 1


                        Post-Effective Amendment No. |_|


                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)
                                 (800) 331-1710
                  (Registrant's Area Code and Telephone Number)


                                   ----------


                       Christina T. Sydor, Esq., Secretary
                 Smith Barney Intermediate Municipal Fund, Inc.
                              7 World Trade Center
                            New York, New York 10048
                     (Name and Address of Agent for Service)


                                 with copies to:

                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019

                  Approximate Date of Proposed Public Offering:

                          As soon as practicable after
                  this Registration Statement becomes effective

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


=======================================================================================================
                                            PROPOSED MAXIMUM      PROPOSED MAXIMUM
  TITLE OF SECURITIES     AMOUNT BEING     OFFERING PRICE PER    AGGREGATE OFFERING      AMOUNT OF
   BEING REGISTERED        REGISTERED           UNIT (1)              PRICE (1)      REGISTRATION FEE(2)
-------------------------------------------------------------------------------------------------------
Common Stock
($0.001 par value)         6,500,000           $9.00               $58,500,000           $15,444
=======================================================================================================

      (1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices reported on the American Stock Exchange on September 12, 2000.


      (2)   Previously paid.


      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

o     Cover Sheet

o     Contents of Registration Statement

o     Form N-14 Cross Reference Sheet

o     Letter to Shareholders of Smith Barney Intermediate Municipal Fund, Inc.

o     Letter to Shareholders of Smith Barney Municipal Fund, Inc.

o Notice of Special Meeting of Shareholders of Smith Barney Intermediate Municipal Fund, Inc.

o     Notice of Special Meeting of Shareholders of Smith Barney Municipal Fund,
      Inc.

o     Part A - Proxy Statement/Prospectus

o     Part B - Statement of Additional Information

o     Part C - Other Information

o     Signature Page

o     Exhibits

                              CROSS REFERENCE SHEET

PART A Item No. and Caption                              Proxy Statement/Prospectus Caption
---------------------------                              ----------------------------------
1.    Beginning of Registration Statement and            Cover Page
      Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover Page of           Cover Page; Table of Contents
      Prospectus Contents

3.    Fee Table, Synopsis Information, and Risk          Synopsis; Risk Factors and Special
      Factors                                            Considerations; Comparison of Investment
                                                         Objectives and Management Policies

4.    Information about the Transactions                 Synopsis - The Proposed Merger; Information
                                                         about the Merger; Additional Information
                                                         about the Funds

5.    Information about the Registrant                   Synopsis; Risk Factors and Special
                                                         Considerations; Comparison of Investment
                                                         Objectives and Management Policies;
                                                         Additional Information about the Funds

6.    Information about the Company Being Acquired       Synopsis; Risk Factors and Special
                                                         Considerations; Comparison of Investment
                                                         Objectives and Management Policies;
                                                         Additional Information about the Funds

7.    Voting Information                                 Notice of Meeting of Shareholders; General;
                                                         Required Vote

8.    Interest of Certain Persons and Experts            Additional Information about the Funds

9.    Additional Information Required for Reoffering by  (Not Applicable)
      Persons Deemed to be Underwriters

PART B Item No. and Caption                              Statement of Additional Information Caption
---------------------------                              -------------------------------------------
10.   Cover Page                                         Cover Page

11.   Table of Contents                                  Incorporated by reference

12.   Additional Information about the Registrant        Incorporated by reference

13.   Additional Information about the Company           Incorporated by reference
      Being Acquired

14.   Financial Statements                               Financial Statements

PART C
------
15 - 17                                                  Information required to be included in Part
                                                         C is set forth under the appropriate Item,
                                                         so numbered, in Part C of this Registration
                                                         Statement.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              7 World Trade Center
                            New York, New York 10048

                                                                October __, 2000


Dear Shareholder:

      We are pleased to invite you to a special meeting of shareholders of Smith Barney Intermediate Municipal Fund, Inc., a Maryland corporation. Smith Barney Intermediate Municipal Fund, Inc. is sometimes referred to as "SBI" or the "Fund."

      The special meeting is scheduled to be held at 10:00 a.m., Eastern time, on Monday, December 4, 2000, at the offices of SSB Citi Fund Management LLC,
7 World Trade Center, 42nd Floor, New York, New York 10048. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed.

      At the special meeting you will be asked to vote on a Merger Agreement and Plan of Reorganization, or the Merger Agreement, whereby Smith Barney Municipal Fund, Inc., sometimes referred to as "SBT," will merge with and into SBI in accordance with the Maryland General Corporation Law. As a result of the merger:

      o each share of common stock of SBT will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of SBI, based on the net asset value per share of each fund; and

      o     SBI will change its name to the "Intermediate Muni Fund, Inc."

      SBI will not issue any fractional shares to SBT shareholders. SBI will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of SBT. The currently issued and outstanding shares of SBI will remain issued and outstanding.


      All expenses incurred in connection with the merger of SBI and SBT will be borne by SSB Citi Fund Management LLC, the investment manager to both funds.


      Both SBI and SBT are closed-end, diversified management investment companies listed on the American Stock Exchange. The funds have substantially similar investment objectives and invest primarily in the same markets. Both funds seek a high level of current income exempt from regular federal income taxes consistent with prudent investing. The current investment objective and policies of SBI will continue unchanged if the merger occurs.

      The board of directors of SBI believes that combining the two funds could benefit Fund shareholders by providing the potential for:

      o     economies of scale,

      o     a lower operating expense ratio, and

      o     enhanced market liquidity of SBI's shares.

      The proposed merger and investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

      THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE MERGER PROPOSAL.

      Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares.

Respectfully,


Heath B. McLendon
Chairman of the Board of Directors

      YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                        SMITH BARNEY MUNICIPAL FUND, INC.
                              7 World Trade Center
                            New York, New York 10048

                                                                October __, 2000


Dear Shareholder:

      We are pleased to invite you to a special meeting of shareholders of Smith Barney Municipal Fund, Inc., a Maryland corporation. Smith Barney Municipal Fund, Inc. is sometimes referred to as "SBT" or the "Fund."

      The special meeting is scheduled to be held at 9:30 a.m., Eastern time, on Monday, December 4, 2000, at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, 42nd Floor, New York, New York 10048. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed.

      At the special meeting you will be asked to vote on a Merger Agreement and Plan of Reorganization, or the Merger Agreement, whereby SBT will merge with and into Smith Barney Intermediate Municipal Fund, Inc., sometimes referred to as "SBI," in accordance with the Maryland General Corporation Law. As a result of the merger:

      o each share of common stock of SBT will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of SBI, based on the net asset value per share of each fund; and

      o     SBI will change its name to the "Intermediate Muni Fund, Inc."

      SBI will not issue any fractional shares to SBT shareholders. SBI will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of SBT. The currently issued and outstanding shares of SBI will remain issued and outstanding. Although the SBI shares received in the merger will have the same total net asset value as the SBT shares you held immediately before the merger (disregarding fractional shares), their stock price (market value) will be less than that of your SBT shares, assuming current market discount levels persist.


      All expenses incurred in connection with the merger of SBI and SBT will be borne by SSB Citi Fund Management LLC, the investment manager to both funds.


      Like SBT, SBI is a closed-end, diversified management investment company listed on the American Stock Exchange. The investment objective of both funds is to seek a high level of current income exempt from regular federal income taxes consistent with prudent investing. The current investment objective and policies of SBI will continue unchanged if the merger occurs.

      The board of directors of SBT believes that combining the two funds could benefit Fund shareholders by providing the potential for:

      o     economies of scale,

      o     a lower operating expense ratio, and

      o     enhanced market liquidity of SBI's shares.

      The proposed merger and the investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

      THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE MERGER PROPOSAL.

      Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares.

Respectfully,


Heath B. McLendon
Chairman of the Board of Directors

      YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Smith Barney Intermediate Municipal Fund, Inc.:

      Please take notice that a special meeting of shareholders of Smith Barney Intermediate Municipal Fund, Inc. (sometimes referred to as "SBI"), a Maryland corporation, will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, 42nd Floor, New York, New York 10048, on Monday, December 4, 2000, at 10:00 a.m., Eastern time, for the following purposes:


1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated October 23, 2000 whereby Smith Barney Municipal Fund, Inc. (sometimes referred to as "SBT"), a Maryland corporation, will merge with and into SBI in accordance with the Maryland General Corporation Law; and


2. To transact such other business as may properly come before the special meeting or any adjournments thereof.

      Holders of record of shares of common stock of SBI at the close of business on September 21, 2000 are entitled to vote at the special meeting and at any postponements or adjournments thereof. SBT shareholders must approve the merger as well.

      The persons named as proxies may propose one or more adjournments of the special meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of SBI's shares present in person or by proxy at the special meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of SBI.

      The enclosed proxy is being solicited on behalf of the board of directors of SBI.

By Order of the Board of Directors,


Christina T. Sydor, Secretary
October __, 2000


IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                        SMITH BARNEY MUNICIPAL FUND, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Smith Barney Municipal Fund, Inc.:

      Please take notice that a special meeting of shareholders of Smith Barney Municipal Fund, Inc. (sometimes referred to as "SBT"), a Maryland corporation, will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, 42nd Floor, New York, New York 10048, on Monday, December 4, 2000, at 9:30 a.m., Eastern time, for the following purposes:


1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated October 23, 2000 whereby SBT will merge with and into Smith Barney Intermediate Municipal Fund, Inc. (sometimes referred to as "SBI"), a Maryland corporation, in accordance with the Maryland General Corporation Law; and


2. To transact such other business as may properly come before the special meeting or any adjournments thereof.

      Holders of record of shares of common stock of SBT at the close of business on September 21, 2000 are entitled to vote at the special meeting and at any postponements or adjournments thereof. SBI shareholders must approve the merger as well.

      The persons named as proxies may propose one or more adjournments of the special meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of SBT's shares present in person or by proxy at the special meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of SBT.

      The enclosed proxy is being solicited on behalf of the board of directors of SBT.


By Order of the Board of Directors,
Christina T. Sydor, Secretary
October __, 2000


IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                SUBJECT TO COMPLETION - DATED October 24, 2000

                        SMITH BARNEY MUNICIPAL FUND, INC.
                              7 World Trade Center
                            NEW YORK, NEW YORK 10048
                                 (800) 331-1710


                           TO BE MERGED WITH AND INTO


                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              7 World Trade Center
                            NEW YORK, NEW YORK 10048
                                 (800) 331-1710


                                 PROXY STATEMENT
                            MEETINGS OF SHAREHOLDERS
                           TO BE HELD DECEMBER 4, 2000

            SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC. PROSPECTUS

      This Proxy Statement/Prospectus is being furnished to shareholders of the Smith Barney Municipal Fund and the Smith Barney Intermediate Municipal Fund for use at a special meeting of shareholders of each Fund to be held on Monday, December 4, 2000 at 10:00 a.m., Eastern time, with respect to the Smith Barney Intermediate Municipal Fund, and at 9:30 a.m., Eastern time, with respect to the Smith Barney Municipal Fund, and at any and all postponements or adjournments thereof. Smith Barney Intermediate Municipal Fund is sometimes referred to in this Proxy Statement/Prospectus as "SBI," Smith Barney Municipal Fund is sometimes referred to in this Proxy Statement/Prospectus as "SBT" and SBI and SBT are sometimes collectively referred to as the "Funds" and individually, as the context may require, as the "Fund." The approximate mailing date of this Proxy Statement/Prospectus is ___________, 2000.


      PURPOSE OF THE SPECIAL MEETINGS. At the special meetings, shareholders of the Funds will be asked to approve a Merger Agreement and Plan of Reorganization dated as of October 23, 2000 whereby SBT will merge with and into SBI, in accordance with the Maryland General Corporation Law. The Merger Agreement and Plan of Reorganization is sometimes referred to in this Proxy
Statement/Prospectus as the "Plan."


      SPECIFICS OF THE PROPOSED MERGER. As a result of the merger:

      o each share of common stock of SBT will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of SBI, based on the net asset value per share of each Fund; and

      o     SBI will change its name to the "Intermediate Muni Fund, Inc."

      Each SBT shareholder, in connection with the merger, will receive full shares of SBI having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of the shareholder's SBT shares before the merger.

      SBI will not issue any fractional shares to SBT shareholders. In lieu thereof, SBI will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former SBT shareholders in proportion to their fractional shares. The currently issued and outstanding shares of SBI will remain issued and outstanding. SBT shareholders will recognize no gain or loss for federal income tax purposes as a result of the merger, except with respect to any cash proceeds received from the purchase of fractional shares by SBI. These shareholders will be treated for federal income tax purposes as if they received fractional share interests and then sold such interests for cash.


      INFORMATION ABOUT THE FUNDS. The Funds are closed-end, diversified management investment companies with the same investment objectives. Both Funds seek a high level of current income exempt from regular federal income taxes consistent with prudent investing. The current investment objective and policies of SBI will continue unchanged if the merger occurs.


      The terms and conditions of the merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached as Exhibit A.

      This Proxy Statement/Prospectus serves as a prospectus for shares of SBI under the Securities Act of 1933, which is referred to in this Proxy Statement/Prospectus as the "Securities Act," in connection with the issuance of SBI common shares in the merger.

      Assuming the shareholders of the Funds approve the merger and all other conditions to the consummation of the merger are satisfied or waived, the Funds will jointly file articles of merger, or the Articles of Merger, with the State Department of Assessments and Taxation of Maryland, or the Department. The merger will become effective when the Department accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the "Effective Date." SBT, as soon as practicable after the Effective Date, will terminate its registration under the Investment Company Act of 1940, which is referred to in this Proxy Statement/Prospectus as the "Investment Company Act."

      You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about SBI and SBT that you should know before voting on the merger proposal described below.


      A Statement of Additional Information, which is referred to in this Proxy Statement/Prospectus as the "SAI," dated October __, 2000, which contains additional information about the merger and the Funds has been filed with the Securities and Exchange Commission, or SEC. The SAI, the current prospectuses, the annual reports of each Fund for the fiscal year ended December 31, 1999 and the semi-annual reports of each Fund for the six months ended June 30, 2000, are incorporated by reference into this Proxy Statement/Prospectus. A copy of these documents is available upon request and without charge by writing to either Fund at 7 World Trade Center, New York, New York 10048, or by calling 1-(800) 331-1710. You may ask questions about the Funds by calling 1-(800) 331-1710. SBI has provided the information included in this Proxy Statement/Prospectus regarding that Fund. SBT has provided the information included in this Proxy Statement/Prospectus regarding that Fund.


      SBI's shares of common stock are listed on the American Stock Exchange, or AMEX, under the symbol "SBI". SBT's shares of common stock are listed on the AMEX under the symbol "SBT".

After the Effective Date, shares of common stock of SBI will continue to be listed on the AMEX under the symbol "SBI". Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

      The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. To state otherwise is a crime.


          The date of this Proxy Statement/Prospectus is October __, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL ...............................................................        5

PROPOSAL (BOTH FUNDS): APPROVAL OF THE MERGER AGREEMENT AND
PLAN OF REORGANIZATION PURSUANT TO WHICH SMITH BARNEY
MUNICIPAL FUND WILL MERGE WITH AND INTO SMITH BARNEY
INTERMEDIATE MUNICIPAL FUND ...........................................        7

SYNOPSIS ..............................................................        8

EXPENSE TABLE .........................................................       12

FINANCIAL HIGHLIGHTS ..................................................       14

RISK FACTORS AND SPECIAL CONSIDERATIONS ...............................       19

COMPARISON OF INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES ...........       25

TAXATION ..............................................................       32

INFORMATION ABOUT THE MERGER ..........................................       36

ADDITIONAL INFORMATION ABOUT THE FUNDS ................................       42

MANAGEMENT OF THE FUNDS ...............................................       52

INDEPENDENT AUDITORS...................................................       59

REQUIRED VOTE .........................................................       59

LEGAL PROCEEDINGS .....................................................       59

LEGAL OPINIONS ........................................................       59

ADDITIONAL INFORMATION ................................................       60

EXHIBIT A - FORM OF MERGER AGREEMENT AND PLAN OF REORGANIZATION .......      A-1

                                     GENERAL


      This Proxy Statement/Prospectus is furnished to the shareholders of the Funds in connection with the solicitation of proxies on behalf of the boards of directors of SBI and SBT. The board of directors of each Fund is soliciting proxies for use at the special meetings. The mailing address for both Funds is 7 World Trade Center, New York, New York 10048.


      This Proxy Statement/Prospectus, the Notice of Meeting to Shareholders and the proxy card(s) are first being mailed to shareholders on or about ________, 2000 or as soon as practicable thereafter. Any shareholder who gives a proxy has the power to revoke the proxy either:

            o by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or

            o     in person at the special meeting

by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the special meeting will be voted as specified in the proxy or, if no specification is made, in favor of the merger proposal for that Fund referred to in the Proxy Statement/Prospectus.

      Shareholders of SBI and SBT will be asked to vote on the merger proposal -- the approval of the Plan.

      The presence, either in person or by proxy, of the holders of one-third of the outstanding shares of common stock entitled to vote at a meeting of a Fund, will constitute a quorum for the transaction of business by such Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by the Funds from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Shareholders are urged to forward their voting instructions promptly.

      The merger proposal requires the affirmative vote of a majority of the outstanding shares of common stock of each Fund.

      Abstentions and broker non-votes will have the effect of a "no" vote for the merger proposal to be submitted at either special meeting.


      Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, SSB Citi Fund Management LLC, or SSB Citi, or the manager, the investment manager to the Funds. SSB Citi will bear costs of solicitation, including:


      o printing and mailing of this Proxy Statement/Prospectus and accompanying material,

      o the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, and

      o     supplementary solicitations to submit proxies.

      Only shareholders of record of each Fund at the close of business on September 21, 2000, the Record Date, are entitled to vote. An outstanding share of each Fund is entitled to one vote on all matters voted upon at a special meeting for that Fund. As of September 21, 2000, there were 8,208,165.291 shares of SBI outstanding and 3,985,661.791 shares of SBT outstanding.

      SBI and SBT provide periodic reports to all of their shareholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. You may receive a copy of the most recent annual report for SBI or SBT and a copy of any more recent interim report, without charge, by calling 1-(800) 331-1710 or writing to either Fund at 7 World Trade Center, New York, New York 10048.


      The boards of directors of the Funds know of no business other than the proposal described above which will be presented for consideration at the special meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

                  PROPOSAL (BOTH FUNDS): APPROVAL OF THE MERGER
                  AGREEMENT AND PLAN OF REORGANIZATION PURSUANT
              TO WHICH SMITH BARNEY MUNICIPAL FUND WILL MERGE WITH
                AND INTO SMITH BARNEY INTERMEDIATE MUNICIPAL FUND

      On June 21, 2000, the boards of directors of SBI and SBT, including a majority of the directors of each Fund who are not "interested persons" of the respective Fund, or the non-interested directors, unanimously:

      o declared the merger, or the Merger, of SBT with and into SBI advisable,

      o     approved entering into the Plan, and

      o recommended that the Plan be approved by the shareholders of each Fund.

      For more information about the Merger, see "Information About The Merger." The Plan is subject to the approval of the shareholders of both Funds and certain other conditions.

      A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan included in this Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

      The following provides a more detailed discussion about the Merger, each Fund and additional information that you may find helpful in deciding how to vote on the Merger Agreement.

                                    SYNOPSIS

      This summary highlights important information included in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Plan. Shareholders of the Funds should read this entire Proxy
Statement/Prospectus carefully.

      THE PROPOSED MERGER. The boards of directors of SBI and SBT, including the non-interested directors of each Fund, have unanimously approved the Plan. The Plan provides for the merger of SBT with and into SBI. As a result of the
Merger:

      o each share of common stock of SBT will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of SBI, based on the net asset value per share of each Fund calculated at 4:00 pm on the Business Day preceding the Effective Date;

      o each shareholder of SBT will become a shareholder of SBI and will receive, on the Effective Date, that number of full shares of common stock of SBI having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such shareholder's shares held in SBT as of the close of business on the Business Day preceding the Effective Date;

      o SBI will not issue any fractional shares to SBT shareholders. In lieu thereof, SBI will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former SBT shareholders in proportion to their fractional shares; and

      o     SBI will change its name to the "Intermediate Muni Fund, Inc."

      A "Business Day" is any day on which the New York Stock Exchange is open for trading. For the reasons set forth below under "Information About The Merger
- Reasons for the Merger," the boards of directors of SBI and SBT, including the non-interested directors of each Fund, have unanimously concluded that:

      o     the Merger is in the best interests of each respective Fund, and

      o the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

      Accordingly, the board of directors of each Fund recommends approval of the Merger. If the Merger is not approved, each Fund will continue as a separate investment company, and the board of directors of each Fund will consider such other alternatives as it determines to be in the best interests of its shareholders.

      FORM OF ORGANIZATION. Both Funds are closed-end, diversified management investment companies registered under the Investment Company Act. SBI was organized as a Maryland corporation in 1991 and SBT was organized as a Maryland corporation in 1992. Each Fund's board of directors is responsible for the management of the business and affairs of each Fund, including the supervision of the duties performed by each Fund's investment manager.

      INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES. Each Fund's investment object is to seek a high level of current income exempt from regular federal income taxes consistent with prudent investing. SBI seeks its objective by investing primarily in intermediate, investment grade municipal debt securities issued by state and local governments including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal obligations) with remaining maturities of less than fifteen years. SBT seeks its objective by investing primarily in investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations) with remaining maturities of less than fifteen years. Under normal conditions, SBI invests at least 80% of its total assets in municipal securities with remaining maturities of less than fifteen years and to maintain a dollar-weighted average maturity of the entire portfolio between three and ten years, while SBT invests at least 80% of its total assets in municipal securities with remaining maturities of less than fifteen years. Each Fund's investment objective and the investment policies in the previous sentence are fundamental, and can only be changed with the approval of the holders of a "majority of each Fund's outstanding voting securities." Such term is defined under the Investment Company Act as the lesser of


      (i) more than 50% of the Fund's outstanding common stock and of any outstanding shares of preferred stock, voting by class, or

      (ii) 67% of the Fund's outstanding common stock and of any outstanding shares of preferred stock, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy.


      Under normal market conditions, each Fund will invest at least two thirds of its total assets in municipal securities rated, at the time of investment, A or better by Standard & Poor's Ratings Group, or S&P, or by Moody's Investors Service, Inc., or Moody's, or rated within the three highest ratings categories by a nationally recognized statistical rating organization, or NRSRO (or, if unrated, deemed by the SSB Citi to be of comparable quality). Under normal market conditions, both Funds will also invest only in municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by S&P, Baa or higher by Moody's or within the four highest ratings categories of an NRSRO (or, if unrated, deemed by the SSB Citi to be of comparable quality). Neither Fund will invest more than 25% of its total assets in any industry, nor will either Fund invest more than 5% of its total assets in the securities of any single issue. Each Fund may invest more than 25% of its assets in industrial development bonds or in issuers located in the same state.


      The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Risk Factors and Special Considerations" and "Comparison of Investment Objectives and Management Policies."

      FEES AND EXPENSES - SMITH BARNEY INTERMEDIATE MUNICIPAL FUND. SSB Citi serves as SBI's investment manager with respect to all investments. As compensation for its management services, SSB Citi is contractually entitled to receive from the Fund a monthly fee in arrears equal to 0.60% per annum of the Fund's average daily net assets at the end of each month. For the years ended December 31, 1997, 1998 and 1999, SBI paid $522,436, $532,649 and $516,522, respectively, in management fees to SSB Citi.

      For the fiscal year ended December 31, 1999, SBI's total expense ratio was 0.77%, and is currently 0.78% based on an estimate of operating expenses for the first six months of 2000. The Fund's total expense ratio is the ratio of total annual operating expenses to average net assets, net of fee waivers and including taxes.

      FEES AND EXPENSES - SMITH BARNEY MUNICIPAL FUND. SSB Citi also serves as SBT's investment manager with respect to all investments. As compensation for its management services, SSB Citi is contractually entitled to receive from the Fund a monthly fee in arrears equal to 0.70% per annum of the Fund's average daily net assets at the end of each month. For the years ended December 31, 1997, 1998 and 1999, SBT paid $436,257, $445,553 and $430,866, respectively, in management fees to SSB Citi.

      For the fiscal year ended December 31, 1999, SBT's total expense ratio was 0.91%, and is currently 0.92% based on an estimate of operating expenses for the first six months of 2000. The Fund's total expense ratio is the ratio of total annual operating expenses to the average net assets, net of fee waivers and including taxes.

      The expense ratio of SBI is projected to be approximately 0.74% after giving effect to the Merger. The actual expense ratios for SBI for the current and future fiscal years, if the Merger occurs, may be higher or lower than this projection and depend upon SBI's performance, general stock market and economic conditions, net asset levels, stock price and other factors.

      See "Expense Table" below for the current expenses of each Fund and pro forma expenses following the Merger.

      UNREALIZED CAPITAL GAINS. As of June 30, 2000, SBI had approximately $1,383,474 of unrealized capital gains, representing approximately 0.017% of its net asset value. As of that same date, SBT had approximately $20,694 of unrealized capital losses. As of June 30, 2000, SBI had approximately $1,041,500 of capital loss carryforwards. SBT had approximately $822,700 of capital loss carryforwards as of that same date.

      Both Funds will pay their shareholders a cash distribution of substantially all undistributed 2000 net investment income prior to the Effective Date. It is expected that any undistributed realized net capital gains will be offset through the utilization of capital loss carryforwards prior to the Effective Date.

      FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. As a condition to the closing of the Merger, both Funds will receive an opinion of Willkie Farr & Gallagher, counsel to the Funds and SSB Citi, stating that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, or the Code. Accordingly, neither SBT, SBI nor the shareholders of either Fund will recognize any gain or loss for federal income taxes purposes as a result of the Merger, except with respect to the shareholders of SBT who receive cash proceeds from the purchase of fractional share interests by SBI. These shareholders will be treated for federal income tax purposes as if they received such fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of SBI shares (including fractional share interests purchased by SBI) received by a SBT shareholder will be the same as the holding period and aggregate tax basis of the shares of SBT previously held by the shareholder. The holding period and the aggregate tax basis of the assets received by SBI in the Merger will be the same as the holding period and the tax basis of such assets in the hands of SBT immediately before the Merger. For more information about the tax consequences of the Merger, see "Information About The Merger - Tax Considerations."

      DISCOUNT FROM NET ASSET VALUE. Shares of closed-end funds frequently trade at a market price that is less than the value of the fund's net assets. The possibility that shares of SBI will trade at a discount from its net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Except for limited periods of time, SBI's shares have traded in the market at a discount, and, as of June 22, 2000, the last trading day immediately before the announcement of the Merger, and September 1, 2000, traded at a market price discount of 12.05% and 10.63%, respectively. Similarly, SBT shares have traded in the market at a discount and, as of those same dates, traded at a market price discount of 12.55% and 11.68%, respectively.

      Recently, SBT's market discount has narrowed substantially. Management believes that this narrowing is largely attributable to market activity following the announcement of the Merger and other initiatives described in this Proxy Statement/Prospectus. In contrast, as of the date of this Proxy Statement/Prospectus, SBI's market discount remains at or near higher historical levels. If this pattern continues, the total market value of SBI shares issued to SBT shareholders on the Effective Date will be less than the total market value of SBT shares outstanding immediately prior to the Effective Date, although their total net asset values will be the same (disregarding fractional shares). While the current disparity of market discounts would cause SBT shareholders to receive shares in the Merger with a lower aggregate market value, shareholders should consider that, over time, there has not been a significant disparity between the two Fund's market discount levels. Accordingly, the Boards' recommendations are based on long-term average market discount levels. In other words, the initiatives described in this Proxy Statement/Prospectus have led to a situation that the Boards believe is a temporary aberration, but which could cause a SBT shareholder to receive assets (SBI shares) that are less valuable, from a market value perspective only, than the assets (SBT shares) owned immediately prior to the transaction. Over time, the deviations in market discounts between the Funds have not been significant, and, although there can be no assurance, the board of directors of SBI believes that the initiatives described in this Proxy Statement/Prospectus should have the effect of reducing the discount at which SBI shares trade. The discount level of the Funds may be different at the time the Merger occurs. For more information, see "Additional Information about the Funds - Discount to Net Asset Value."


      EXPENSES OF THE MERGER. In evaluating the proposed Merger, SSB Citi has estimated the amount of expenses the Funds would incur, including AMEX listing fees, SEC registration fees, legal and accounting fees and proxy solicitation and distribution costs. The estimated total expenses pertaining to the Merger are $95,000. The aggregate amount of estimated expenses of the Merger will be borne by SSB Citi, including the SEC registration fees and the fees for listing additional shares of SBI on the AMEX.

                                  EXPENSE TABLE

                                                       SMITH BARNEY
                                                       INTERMEDIATE    SMITH BARNEY
                                                        MUNICIPAL        MUNICIPAL      PRO FORMA
                                                           FUND            FUND         POST-MERGER
                                                       ------------    ------------     -----------

SHAREHOLDER
TRANSACTION EXPENSES
---------------------------------------------
Sales Load (as a percentage of offering price)              NONE           NONE            NONE

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS) (1)
---------------------------------------------
Management Fees                                            0.60%          0.70%            0.60%

Other Expenses                                             0.17%          0.21%            0.14%

Total Annual Operating Expenses                            0.77%          0.91%            0.74%

-----------------
(1) The percentages in the above table expressing annual fund operating expenses are based on the Funds' operating expenses for the year ended December 31, 1999. "Other Expenses" include fees for shareholder services, custody, legal and accounting services, printing costs, the costs involved in communications with shareholders and the costs of regulatory compliance, maintaining corporate existence and the listing of shares of common stock on the AMEX.

      EXAMPLE. The purpose of the following example is to help you understand the costs and expenses you may bear as an investor. This example is based on the level of total annual operating expenses for each Fund listed in the table above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Shareholders do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to shareholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns will vary.

                            Smith Barney Intermediate    Smith Barney     Pro Forma
                                 Municipal Fund         Municipal Fund   Post-Merger
                            -------------------------   --------------   -----------
      1 Year                          $  8                  $  9            $  8

      3 Years                         $ 25                  $ 29            $ 24

      5 Years                         $ 43                  $ 50            $ 41

      10 Years                        $ 95                  $112            $ 92

      PERFORMANCE. The table below provides performance data for periods ended December 31, 1999 based on each Fund's net asset value and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Merger. The seven-year comparison has been included to illustrate the comparative performance of both Funds during a period which closely approximates the period during which both Funds were in existence and were fully invested.

                                                SMITH BARNEY INTERMEDIATE             SMITH BARNEY
                                                       MUNICIPAL FUND                MUNICIPAL FUND
                                                -------------------------       --------------------------
                                                                  AVERAGE                          AVERAGE
                                               CUMULATIVE         ANNUAL        CUMULATIVE         ANNUAL
                                               ----------         -------       ----------         -------
Net Asset Value  One Year                         -1.39%           -1.39%          -2.14%           -2.14%

                 Three Year                       12.87%            4.12%          13.13%            4.20%

                 Five Year                        33.67%            5.98%          37.75%            6.62%

                 Seven Year                       44.77%            5.43%          49.35%            5.90%

                 Since inception (1)              56.23%            5.86%          49.83%            5.60%

Market Value     One Year                        -17.10%          -17.10%         -12.25%          -12.25%

                 Three Year                        0.68%            0.23%           3.17%            1.05%

                 Five Year                        18.55%            3.46%          32.65%            5.81%

                 Seven Year                       25.44%            3.29%          31.96%            4.04%

                 Since inception (1)              27.52%            3.15%          27.38%            3.31%

-----------------
(1) SBI commenced operations on March 2, 1992. SBT commenced operations on July 31, 1992.

                              FINANCIAL HIGHLIGHTS

      The tables below are intended to help you understand the financial performance of SBI and SBT. This information is derived from the financial and accounting records of each Fund.


      This information has been audited by KPMG LLP, the Funds' independent auditors, whose reports, along with the Funds' financial statements, are incorporated herein by reference and included in the Funds' Annual Reports to Shareholders. The Annual Reports may be obtained without charge, by writing to either Fund at 7 World Trade Center, New York, New York 10048, or by calling 1-(800) 331-1710.

                 Smith Barney Intermediate Municipal Fund, Inc.
                              Financial Highlights
================================================================================

--------------------------------------------------------------------------------

The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

--------------------------------------------------------------------------------
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

Smith Barney Intermediate
Municipal Fund, Inc.                          1999         1998         1997         1996         1995
                                             ------       ------       ------       ------       ------
NET ASSET VALUE, BEGINNING OF YEAR .....     $10.61       $10.64       $10.47       $10.66       $ 9.95
                                             ------       ------       ------       ------       ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...............       0.53         0.55         0.57         0.58         0.58
   Net realized and unrealized gain
    (loss) .............................      (0.71)        0.01         0.28        (0.17)        0.73
                                             ------       ------       ------       ------       ------
Total Income (Loss) from Operations ....      (0.18)        0.56         0.85         0.41         1.31
                                             ------       ------       ------       ------       ------
LESS DISTRIBUTIONS FROM:
   Net investment income ...............      (0.53)       (0.55)       (0.57)       (0.60)       (0.60)
   In excess of net investment income ..         --           --        (0.01)          --           --
   Net realized gains ..................      (0.01)       (0.04)       (0.10)          --           --
                                             ------       ------       ------       ------       ------
Total Distributions ....................      (0.54)       (0.59)       (0.68)       (0.60)       (0.60)
                                             ------       ------       ------       ------       ------
NET ASSET VALUE, END OF YEAR ...........     $ 9.89       $10.61       $10.64       $10.47       $10.66
                                             ======       ======       ======       ======       ======
TOTAL RETURN, BASED ON MARKET VALUE** ..     (17.10)%       7.05%       13.42%        1.56%       15.93%
                                             ======       ======       ======       ======       ======
TOTAL RETURN, BASED ON NET ASSET VALUE**      (1.39)%       5.50%        8.49%        4.13%       13.72%
                                             ======       ======       ======       ======       ======
NET ASSETS, END OF YEAR (MILLIONS) .....     $   83       $   89       $   89       $   87       $   88
RATIOS TO AVERAGE NET ASSETS:
   Expenses ............................       0.77%        0.76%        0.74%        0.77%        0.72%
   Net investment income ...............       5.17         5.10         5.42         5.56         5.63
PORTFOLIO TURNOVER RATE ................         54%          42%          58%          21%          13%
MARKET VALUE, END OF YEAR ..............     $ 8.38       $10.69       $10.56       $ 9.94       $10.38
                                             ======       ======       ======       ======       ======

 -------------------
** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

SMITH BARNEY INTERMEDIATE
MUNICIPAL FUND, INC.                            1994(a)     1993(a)      1992(a)(b)
                                               --------     -------      ---------
NET ASSET VALUE, BEGINNING OF YEAR .......     $10.81       $10.36       $10.00
                                               --------     -------      ---------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income .................       0.58         0.59         0.48*
   Net realized and unrealized gain (loss)      (0.84)        0.46         0.34
                                               --------     -------      ---------
Total Income (Loss) from Operations ......      (0.26)        1.05         0.82
                                               --------     -------      ---------
LESS DISTRIBUTIONS FROM:
   Net investment income .................      (0.60)       (0.57)       (0.46)
   In excess of net investment income ....         --           --           --
                                               --------     -------      ---------
   Net realized gains ....................         --        (0.03)          --
                                               --------     -------      ---------
Total Distributions ......................      (0.60)       (0.60)        (0.46)
                                               --------     -------      ---------

NET ASSET VALUE, END OF YEAR .............     $ 9.95       $10.81       $10.36
                                               ========     =======      =========
TOTAL RETURN, BASED ON MARKET VALUE** ....      (9.34)%      16.71%        1.66%++
                                               ========     =======      =========
TOTAL RETURN, BASED ON NET ASSET VALUE** .      (2.33)%      10.30%        8.44%++
                                               ========     =======      =========
NET ASSETS, END OF YEAR (MILLIONS) .......     $82          $89          $83
                                               ========     =======      =========
RATIOS TO AVERAGE NET ASSETS:
   Expenses ..............................       0.72%        0.73%        0.59+*
   Net investment income .................       5.64         5.56         5.74+
PORTFOLIO TURNOVER RATE ..................         26%          10%          23%
MARKET VALUE, END OF YEAR ................     $ 9.50       $11.13       $10.13
                                               ========     =======      =========

-----------------
(a)   Based on the monthly average shares outstanding for period.
(b) For the period from March 2, 1992 (commencement of operations) to December 31, 1992.
 * The manager waived a portion of its fees for the period from March 2, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.01, and the ratio of expenses to average net assets would have been 0.70% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.
** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

                        Smith Barney Municipal Fund, Inc.
                              Financial Highlights
================================================================================

--------------------------------------------------------------------------------

The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

--------------------------------------------------------------------------------
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

SMITH BARNEY MUNICIPAL FUND, INC.             1999         1998         1997         1996         1995
                                             ------       ------       ------       ------       ------
NET ASSET VALUE, BEGINNING OF YEAR .....     $15.82       $15.84       $15.42       $15.75       $14.30
                                             ------       ------       ------       ------       ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...............       0.78         0.78         0.83         0.84         0.83
   Net realized and unrealized gain
    (loss) .............................      (1.21)        0.04         0.50        (0.32)        1.47
                                             ------       ------       ------       ------       ------
Total Income (Loss) from Operations ....      (0.43)        0.82         1.33         0.52         2.30
                                             ------       ------       ------       ------       ------
LESS DISTRIBUTIONS FROM:
   Net investment income ...............      (0.76)       (0.81)       (0.84)       (0.85)       (0.85)
   In excess of net investment income ..         --           --        (0.01)          --           --
   Net realized gains ..................         --        (0.03)       (0.06)          --           --
                                             ------       ------       ------       ------       ------
Total Distributions ....................      (0.76)       (0.84)       (0.91)       (0.85)       (0.85)
                                             ------       ------       ------       ------       ------
NET ASSET VALUE, END OF YEAR ...........     $14.63       $15.82       $15.84       $15.42       $15.75
                                             ======       ======       ======       ======       ======
TOTAL RETURN, BASED ON MARKET VALUE** ..     (12.25)%       6.71%       10.18%       11.02%       15.83%
                                             ======       ======       ======       ======       ======
TOTAL RETURN, BASED ON NET ASSET VALUE**      (2.14)%       5.69%        9.38%        3.96%       17.11%
                                             ======       ======       ======       ======       ======
NET ASSETS, END OF YEAR (MILLIONS) .....     $   59       $   64       $   64       $   62       $   63
RATIOS TO AVERAGE NET ASSETS:
   Expenses ............................       0.91%        0.87%        0.85%        0.90%        0.86%
   Net investment income ...............       5.07         4.93         5.31         5.45         5.48
FUND TURNOVER RATE .....................         45%          62%          58%          30%          21%
MARKET VALUE, END OF YEAR ..............     $12.44       $15.00       $14.88       $14.38       $13.75
                                             ======       ======       ======       ======       ======

----------------
** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEAR:

SMITH BARNEY MUNICIPAL FUND, INC.                1994          1993       1992(a)(b)
                                               --------      --------     ----------
NET ASSET VALUE, BEGINNING OF YEAR .......      $15.85        $14.81        $15.00
                                                ------        ------        ------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income .................        0.84          0.84          0.32*
   Net realized and unrealized gain (loss)       (1.54)         1.00         (0.21)
                                                ------        ------        ------
Total Income (Loss) from Operations ......       (0.70)         1.84          0.11
                                                ------        ------        ------
LESS DISTRIBUTIONS FROM:
   Net investment income .................       (0.85)        (0.80)        (0.30)
   In excess of net investment income ....          --            --            --
   Net realized gains ....................          --            --            --
                                                ------        ------        ------
Total Distributions ......................       (0.85)        (0.80)        (0.30)
                                                ------        ------        ------
NET ASSET VALUE, END OF YEAR .............      $14.30        $15.85        $14.81
                                                ======        ======        ======
TOTAL RETURN, BASED ON MARKET VALUE** ....      (12.96)%       14.30%        (3.47)%++
                                                ======        ======        ======
TOTAL RETURN, BASED ON NET ASSET VALUE** .       (4.09)%       12.82%         0.81%++
                                                ======        ======        ======
NET ASSETS, END OF YEAR (MILLIONS) .......      $   58        $   64        $   60
RATIOS TO AVERAGE NET ASSETS:
   Expenses ..............................        0.86%         0.85%         0.56+*
   Net investment income .................        5.59          5.42          5.22+
PORTFOLIO TURNOVER RATE ..................          35%           23%           36%
MARKET VALUE, END OF YEAR ................      $12.63        $15.38        $14.25
                                                ======        ======        ======

----------
(a)   Based on the monthly average shares outstanding for period.
(b) For the period from July 31, 1992 (commencement of operations) to December 31, 1992.
++ Total return is not annualized as it may not be representative of the total return for the year.
 +     Annualized.
 * The manager waived a portion of its fees for the period from July 31, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.014, and the ratio of expenses to average net assets would have been 0.79% (annualized).
** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      Both SBI and SBT invest in substantially similar municipal obligations and, accordingly, are subject to substantially the same investment risks. The investment risks of each of the Funds are described below.

MUNICIPAL OBLIGATIONS

      Each Fund invests primarily in municipal obligations and may be affected by any of the following:

      o Interest rates rise, causing the value of the Funds' portfolios generally to decline;

      o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities. This is known as call or prepayment risk;

      o The underlying revenue source for a municipal obligation other than a general obligation bond is insufficient to pay principal or interest in a timely manner;

      o The issuer of a security owned by the Funds has its credit rating downgraded or defaults on its obligation to pay principal and/or interest;

      o The manager's judgment about the attractiveness, value or income potential of a particular bond proves to be incorrect;

      o     Municipal obligations fall out of favor with investors; and

      o Unfavorable legislation affects the tax-exempt status of municipal obligations.

      Either Fund may invest more than 25% of its assets in municipal securities that finance the same or similar types of facilities in issuers located in the same state. If either Fund invests more than 25% of its assets in such segments, it will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers of those sectors of the municipal market.

LEASE OBLIGATIONS

      The Funds may invest in unrated "non-appropriation" lease obligations or installment purchase obligations of municipal authorities or entities believed by the investment manager to be of comparable quality to securities that are rated investment grade. There is no limitation on the percentage of the Funds' assets that may be invested in these lease or installment purchase obligations. A lease or installment purchase obligation is backed by the municipality's promise to make the payments due under the obligation. Lease or installment purchase obligations containing "non-appropriation" clauses provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. It is possible that a municipality will fail to appropriate money in the future because of political changes, changes in the economic viability of a project or general economic changes. While these obligations generally are secured by a lien on the financed property, disposing of foreclosed property could be costly, time consuming and the Funds may not recoup its original investment.

INVESTMENT GRADE AND UNRATED SECURITIES

      The Funds invest in investment grade debt securities, and unrated securities that SSB Citi believes are of comparable quality. Investment grade securities that are not in the highest rating category may be subject to greater risk of downgrading and issuer default than higher rated securities and may have speculative characteristics. The Funds may experience more difficulty selling unrated securities because markets for these securities may be less liquid.

POSSIBILITY OF TAXABLE INCOME OR GAINS

      It is possible that some of the Funds' income and gains may be subject to federal taxation. The Funds may realize taxable gains on the sale of their securities, and some of the Funds' income may be subject to the federal alternative minimum tax.

DERIVATIVES

      The Funds hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark.

      The Funds may use derivatives:

      o     to shorten or lengthen the Funds' effective maturity or duration;

      o     as a substitute for purchasing or selling securities; or

      o to hedge against adverse changes caused by changing interest rates in the market value of securities held or to be bought by either Fund.

      A derivative contract will obligate or entitle the Funds to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the Funds' interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Funds may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Funds' holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the Funds less liquid and harder to value, especially in declining markets.

INTEREST RATE SENSITIVITY

      Municipal obligations are fixed-income securities which are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the Funds' fixed-income securities can be expected to decrease. When interest rates are declining, the value of the Funds' fixed-income securities can be expected to increase. The Funds' net asset values may fluctuate in response to the increasing or decreasing value of the Funds' fixed-income securities.

LESS LIQUID MARKETS FOR SOME MUNICIPAL OBLIGATIONS

      o The market for municipal obligations may be less liquid than the market for corporate bonds. The market for special obligation bonds, lease obligations, participation certificates and variable rate instruments, which the Funds may purchase, may be less liquid than the market for general obligation bonds.

      o Liquid secondary trading in unrated municipal obligations may not exist. The Funds may not be able to sell these securities when SSB Citi determines it appropriate.

      o Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets. If markets are less liquid, the Funds may not be able to dispose of municipal obligations in a timely manner and at a fair price.

      o There may be no established trading markets for certain municipal obligations, and trading in these securities may be relatively inactive. Some of the Funds' investments may be restricted as to resale. Although restricted securities may be sold in private transactions, a security's value may be less than the price originally paid by the Funds. The ability of SSB Citi to value illiquid or restricted securities will be more difficult and SSB Citi's judgment may play a greater role in their valuation.

ISSUER OF A MUNICIPAL OBLIGATION MAY DEFAULT ON ITS OBLIGATION TO PAY

      o The issuer of a municipal obligation may not be able to make timely payments of interest and principal because of general economic downturns or adverse allocation of government cost burdens. If an issuer did not make timely payments, the Funds would not receive the anticipated income from the investment and the value of the investment might be reduced. This could result in a decrease in each Fund's net asset value. This risk of default may be greater for private activity bonds or other municipal obligations whose payments are dependent upon a specific source of revenue.

      o Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations.

ISSUER OF A MUNICIPAL OBLIGATION DECLARES BANKRUPTCY

      o The issuer of a municipal obligation might declare bankruptcy and the Funds could experience delays collecting interest and principal. To enforce their rights, the Funds might be required to take possession of and manage the assets securing the issuer's obligation. This may increase the Funds' expenses, reduce their net asset values and increase the amount of the Funds' distributions that are in taxable form.

      o If the Funds took possession of a bankrupt issuer's assets, income derived from the Funds' ownership and management of the assets may not be tax exempt. Shareholders may receive more of the total distributions from the Funds in taxable form.

      o The Funds might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Funds are permitted to make, and the nature of the income the Funds are entitled to receive from their investments imposed on them by the Code. If the Funds cannot take possession of the assets and enforce their rights, the value of the security may be greatly diminished. This could reduce each Fund's net asset value.

ADVERSE GOVERNMENTAL ACTION

      The U.S. government has enacted laws that have restricted or diminished the income tax exemption on some municipal obligations and it may do so again in the future. If this were to happen, shareholders could receive more of the distributions from the Funds in taxable form.

OTHER RISKS OF INVESTING IN MUNICIPAL OBLIGATIONS

      o The issuer of a municipal obligation may be obligated to redeem the security at face value, but if the Funds paid more than face value for the security, the Funds may lose money on the security when it is sold.

      o Market rates of interest may be lower for municipal obligations than for taxable securities, but this may be offset by the federal income tax on income derived from taxable securities.

      o There may be less extensive information available about the financial condition of issuers of municipal obligations than for corporate issuers with publicly traded securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      The Funds may use when-issued and delayed delivery transactions to purchase securities. The value of securities purchased in these transactions may decrease before they are delivered to the Funds. Also, the yield on securities purchased in these transactions may be higher in the market when the delivery takes place.

REPURCHASE AGREEMENTS

      Each Fund may use repurchase agreements to manage its cash position. If the other party to the agreement defaults, the Funds may not be able to sell the underlying securities. If the Funds must assert their rights against the other party to recover the securities, the Funds will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.

LENDING SECURITIES

      If the party borrowing the Funds' securities fails financially, the Funds may be unable to recover the loaned securities.

FINANCIAL FUTURES AND OPTIONS

      The Funds may use financial futures contracts and options on these contracts to protect the Funds from a decline in the price of municipal obligations they own or an increase in the price of a municipal obligation they plan to buy. Risks associated with futures and options transactions include the following:

      o Because it is not possible to perfectly correlate the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

      o Because there is imperfect correlation between the Funds' securities that are hedged and the futures contract, the hedge may not be fully effective. Losses on the Funds' security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge.

      o To compensate for imperfect correlation, the Funds may over-hedge or under-hedge by entering into a futures contract or options on futures contracts in dollar amounts greater or lesser than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the Funds could lose money from these positions.

      o If the Funds hedge against an increase in interest rates, and rates decline instead, the Funds will lose all or part of the benefit of the increase in value of the securities they hedged because they will have offsetting losses in their futures or options positions. Also, in order to meet margin requirements, the Funds may have to sell securities at a time they would not normally choose.

CLOSED-END INVESTMENT COMPANY

      Shares of closed-end investment companies frequently trade at a discount from net asset value. Trading at a discount is a risk separate and distinct from the risk that the net asset value of each Fund will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time because for those shareholders, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Although each Fund's shares have at times been traded in the market above net asset value, since the commencement of each Fund's operations, each Fund's shares have generally traded in the market at a discount to net asset value. Neither Fund's shares are subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in the Funds on any exchange where such shares are then listed at the then current market value, which may differ from the then current net asset value.

CHARTER PROVISIONS

      Certain provisions of each Fund's Articles of Incorporation and Bylaws may inhibit that Fund's possible conversion to open-end status and limit the ability of other persons to acquire control of the Fund's board of directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

           COMPARISON OF INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

      ORGANIZATION. SBI and SBT are both diversified, closed-end management investment companies registered under the Investment Company Act. Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed by SSB Citi (successor to SSBC Fund Management Inc.). The shares of common stock of each Fund are listed and trade on the AMEX under the symbols "SBI" and "SBT", respectively. After the Merger, SBI's shares will continue to be traded on the AMEX under the symbol "SBI", while SBT's shares will be delisted and SBT will cease to exist.

      The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

      INVESTMENT OBJECTIVES. Each Fund's investment objective is to provide shareholders a high level of current income exempt from regular federal income tax consistent with prudent investing. SBI seeks to achieve this objective by investing primarily in intermediate term, investment grade municipal obligations with remaining maturities at the time of investment of less than fifteen years, while SBT seeks to achieve this objective by investing primarily in investment grade municipal obligations with remaining maturities of less than fifteen years. The investment objective is a fundamental policy of each Fund and cannot be changed without the approval of the holders of a "majority of each Fund's outstanding voting securities," as defined in the Investment Company Act and under "Proposal (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which Smith Barney Municipal Fund will Merge with and into Smith Barney Intermediate Municipal Fund -- Synopsis -- Investment Objectives and Management Policies."

      No assurance can be given that either Fund's investment objective will be achieved.

      COMPARISON OF INVESTMENT POLICIES. SBI's policy under normal market conditions is to invest at least 80% of its total assets in municipal securities with remaining maturities of less than fifteen years and to maintain a dollar-weighted average maturity of the entire portfolio between three and ten years. For this purpose, any scheduled principal prepayments will be reflected in the calculation of dollar-weighted average maturity. SBT's policy under normal market conditions is to invest at least 80% of its total assets in municipal securities with remaining maturities of less than fifteen years. These policies and the investment limitations described below under the caption "Investment Restrictions" are fundamental and may not be changed without the approval of a majority of each Fund's outstanding voting securities as defined under "Proposal (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which Smith Barney Municipal Fund will Merge with and into Smith Barney Intermediate Municipal Fund -- Synopsis -- Investment Objectives and Management Policies." All other policies and percentage limitations of each Fund as described below may be modified by that Fund's board of directors if, in the reasonable exercise of its business judgment, it determines that modification is necessary or appropriate to carry out that Fund's investment objective.

      Both Funds define municipal obligations to include bonds and notes such as:

      o general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power;

      o revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility. Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax, or AMT; and

      o notes that are short-term obligations of municipalities or agencies sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

      Municipal obligations may have all types of interest rate payment and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features.

      Under normal market conditions, each Fund will invest at least two thirds of its total assets in municipal securities rated, at the time of investment, A or better by S&P or by Moody's, or rated within the three highest ratings categories by an NRSRO (or, if unrated, deemed by the manager to be of comparable quality). Under normal market conditions, the Funds will also invest only in municipal securities rated investment grade at the time of investment. Investment grade securities are securities rated BBB or higher by S&P, Baa or higher by Moody's or within the four highest ratings categories of an NRSRO (or, if unrated, deemed by the manager to be of comparable quality). The Funds will not invest in any municipal securities that are rated lower than BBB by S&P or Baa by Moody's if they are not otherwise rated investment grade by another NRSRO.

      Each Fund's policies on the credit quality of its investments apply only at the time of the purchase of a security, and the Funds are not required to dispose of securities in the event that S&P or Moody's or any other NRSRO downgrades its assessment of the credit characteristics of a particular issuer or in the event the manager reassesses its view with respect to the credit quality of the issuer thereof.

      MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of each Fund's total assets will be invested in municipal securities with remaining maturities of less than fifteen years. This policy is fundamental and cannot be changed without shareholder approval.

      Each Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Funds may be subject to the alternative minimum tax. The Funds may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.

      Included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. Each Fund may invest up to 100% of its assets in "non-appropriation" lease obligations and in unrated "non-appropriation" lease obligations believed, at the time of investment, by the manager to have credit characteristics equivalent to, and to be of comparable quality as, securities that are rated investment grade.

      In evaluating such unrated lease obligations, the manager will consider such factors as it deems appropriate, including:

      o     whether the lease can be cancelled

      o the ability of the lease obligee to direct the sale of the underlying assets

      o     the general creditworthiness of the lease obligor

      o the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality

      o the legal recourse of the lease obligee in the event of such a failure to appropriate funding

      o any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligations.

      Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable. See "Risk Factors and Special Considerations."

      The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities.

      Municipal securities may have fixed or variable interest rates. Each Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value. See "Risk Factors and Special Considerations." Each such note purchased by the Funds will meet the criteria established for the purchase of municipal securities.

      The Funds may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

      SELECTION OF INVESTMENTS. The manager selects securities for each Fund's portfolio which the manager believes entail reasonable credit risk considered in relation to the particular investment policies of the Funds. As a result, the Funds do not necessarily invest in the highest yielding municipal securities permitted by their investment policies if the manager determines that market risks or credit risks associated with such investments would subject the Funds' portfolios to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates is not a major consideration. Each Fund's policy is to invest at least 80% of its total assets in municipal securities with remaining maturities of less than fifteen years. For this purpose, any scheduled principal prepayments on municipal securities are reflected in the calculation of dollar-weighted average maturity. The manager may adjust the average maturity of each Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

      Each Fund generally does not invest more than 25% of its total assets in any industry, nor does each Fund invest more than 5% of its total assets in the securities of any single issue. Governmental issuers of municipal securities are not considered part of any "industry". However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to the industries of such nongovernmental users. It is nonetheless possible that each Fund may invest more than 25% of its total assets in a broader segment of the municipal securities market, such as: hospital and other health care facilities obligations, housing agency revenue obligations, or airport revenue obligations. Each Fund may invest more than 25% of its assets in such types of municipal securities if the manager determines that the yields available from such obligations in a particular segment justify the additional risks associated with a large investment in that segment. Although these obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all such municipal securities in such a market segment. Each Fund may invest more than 25% of its assets in industrial development bonds or in issuers located in the same state. If the Funds were to invest more than 25% of their total assets in issuers located in the same state, they would be more susceptible to adverse economic, business, or regulatory conditions in that state.

      From time to time, the Funds may invest in securities of a municipal issue, most or all of which is held by the Funds, by themselves or together with other funds or accounts managed by the manager. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Funds may find it more difficult to sell such securities at a time when the manager believes it advisable to do so.

TEMPORARY DEFENSIVE STRATEGIES. When the SSB Citi believes a temporary defensive posture in the market is warranted (e.g., times when, in the SSB Citi's opinion, temporary imbalances of supply and demand or other temporary dislocations in the municipal securities market adversely affect the price at which municipal securities are available), and in order to keep cash on hand fully invested, the Funds may temporarily invest to a substantial degree in high quality, short-term municipal securities. If these high-quality, short-term municipal securities are not available or, in the SSB Citi's judgment, do not afford sufficient protection against adverse market conditions, the Funds may invest in the following taxable securities: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by an NRSRO; commercial paper rated in the highest category by an NRSRO; certificates of deposit, time deposits and bankers' acceptances; or repurchase agreements with respect to any of the foregoing investments or any other fixed-income securities that the manager considers consistent with such strategy. To the extent the Funds invest in taxable securities, each Fund will not at such times be able to achieve its investment objective of income exempt from regular federal income taxes.

INVESTMENT TECHNIQUES. Each Fund may employ, among others, the investment techniques described below, which may give rise to taxable income:

      In connection with the investment objective and policies described above, each Fund may:

      o engage in interest rate and other hedging and risk management transactions;

      o purchase and sell options (including swaps, caps, floors and collars) on municipal securities and on indices based on municipal securities. In general, each Fund may purchase and sell (or write) options on up to 20% of its assets;

      o purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis;

      o borrow amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes; and

      o enter into the following hedging transactions: financial futures contracts and related options contracts. The Funds will not engage in these transactions for speculative purposes, but only in limited circumstances as a means to hedge risks associated with management of each Fund's portfolio.

INVESTMENT RESTRICTIONS. The following investment restrictions of each Fund are fundamental and cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities as defined in the Investment Company Act. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Each Fund may not:

      1. Purchase securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities) of any issuer if as a result of the purchase more than 5% of the value of either Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of either Fund's total assets may be invested without regard to this 5% limitation.

      2. Invest more than 25% of its total assets in a single industry; however, as described above under "Investment Objective and Management Policies," each Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market or in obligations of issuers located in the same state.

      3. Issue senior securities if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations thereunder.

      4. Borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed but excluding any liabilities and indebtedness not constituting senior securities) except that the Funds may borrow up to an additional 5% of its total assets for temporary purposes; pledge its assets other than to secure such borrowings or in connection with when-issued and forward commitment transactions and similar investment strategies.

      5. Make loans of money or property to any person, except to the extent that the securities in which the Funds may invest are considered to be loans and except that the Funds may lend money or property in connection with the maintenance of the value of or the Funds' interests with respect to the municipal securities owned by the Funds.

      6. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

      7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described in the above "Investment Techniques" section.

      8. Act as an underwriter of securities, except to the extent that each Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

      9. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by each Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation.

      10. Invest in securities of other investment companies in an amount exceeding the limitation set forth in the Investment Company Act and the rules thereunder, except as part of a merger, consolidation or other acquisition.

      11. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the fund of its rights under agreements relating to municipal securities.

      12. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the municipal securities the Funds may invest in are considered to be interests in real estate, commodities or commodity contracts, or to the extent that each Fund exercises its rights under agreements relating to such municipal securities (in which case the Funds may liquidate real estate acquired as a result of default on a mortgage).

      In addition, SBT may not purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options thereon.

      Each Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish each Fund's investment objective. For example, the Funds may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Funds consider it advantageous to purchase or sell securities, which must be borne by the Funds and their respective shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.

                                    TAXATION

      The discussion set out below of tax considerations generally affecting each Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders.

TAXATION OF EACH FUND AND ITS INVESTMENTS

      Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. In addition, each Fund intends to satisfy each year conditions contained in the Code that will enable interest from municipal securities, excluded from gross income for federal income tax purposes with respect to such Fund, to retain that tax-exempt status when distributed to the shareholders of such Fund (that is, to be classified as "exempt-interest" dividends of such Fund).

      As a regulated investment company, each Fund pays no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M of the Code, each Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gain in excess of net realized long-term capital loss) and 90% of its tax-exempt net investment income (reduced by certain expenses); (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, and other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to such Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of such Fund (a) at least 50% of the market value of such Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 5% of such Fund's assets and 10% of the outstanding voting securities of such issuer, (b) not more than 25% of the market value of such Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls and which are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund pays dividends and distributions necessary to avoid the application of this excise tax.

      As described above, each Fund may invest in financial futures contracts and options on financial futures contracts that are traded on a U.S. exchange or board of trade. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by each Fund and, thus, will affect the amount of capital gains distributed to each Fund's shareholders.

      For federal income tax purposes, gain or loss on the futures and options described above (collectively referred to as "Section 1256 Contracts") would, as a general rule, be taxed pursuant to a special "mark-to-market system." Under the mark-to-market system, each Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on Section 1256 Contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and as a result, the mark-to-market system will generally affect the amount of capital gains or losses taxable to each Fund and the amount of distributions taxable to a shareholder. Moreover, if the Funds invest in both
Section 1256 Contracts and offsetting positions in those contracts, then either of the Funds might not be able to receive the benefit of certain realized losses for an indeterminate amount of time. Each Fund expects that its activities with respect to Section 1256 Contracts and offsetting positions in those Contracts
(1) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (2) will permit it to use substantially all of its losses for the fiscal years in which the losses actually occur (to the extent it realizes corresponding gains in such years).

TAXATION OF EACH FUND'S STOCKHOLDERS

      Dividends paid by each Fund, other than dividends derived from taxable investments and market discount on municipal securities and from income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Investment Techniques," are derived from interest on municipal securities and are exempt-interest dividends that may be excluded by shareholders from their gross income for federal income tax purposes if the Fund satisfies certain asset percentage and income distribution requirements. Distributions of each Fund's net realized short-term capital gains are taxable to shareholders of such Fund as ordinary income, and distributions of net realized long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held shares of common stock and whether the distributions are received in cash or reinvested in additional shares. As a general rule, a shareholder's gain or loss on a sale of his shares of common stock will be a long-term gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. Long-term capital gains of individual shareholders are generally subject to a maximum 20% capital gains tax rate. Dividends and distributions paid by each Fund do not qualify for the federal dividends-received deduction for corporations.

EXEMPT-INTEREST DIVIDENDS

      Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund's common stock is not deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends. If a shareholder receives exempt-interest dividends with respect to any share of a Fund's common stock and if the share is held by the shareholder for six months or less, then any loss on the sale of the share may, to the extent of the exempt-interest dividends, be disallowed. The Code may also require a shareholder, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the portion of any exempt-interest dividend paid by a Fund that represents income derived from private activity bonds held by such Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or who is a "related person" to such substantial user. Although each Fund's exempt-interest dividends may be excluded by shareholders from their gross income for federal income tax purposes, some or all of each Fund's exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from each Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors to determine whether they are (1) "substantial users" with respect to a facility or "related" to those users within the meaning of the Code or (2) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

DIVIDEND REINVESTMENT PLAN

      A shareholder of each Fund receiving dividends or distributions in additional shares purchased in the open market pursuant to the plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount. A shareholder of each Fund receiving dividends or distributions in additional shares issued directly by each Fund pursuant to the plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the issued shares on the payment date, and should have a cost basis in the shares received equal to that amount.

STATEMENTS AND NOTICES

      Statements as to the tax status of the dividends and distributions received by shareholders of each Fund are mailed annually. These statements show the dollar amount of income excluded from gross income for federal income tax purposes and the dollar amount, if any, subject to federal income taxes including the amount, if any, of long-term capital gains distributions. The statements will also designate the amount of exempt-interest dividends that are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each Fund will notify shareholders annually as to the interest excluded from gross income for federal income tax purposes earned by each Fund with respect to those states and possessions in which such Fund has or had investments. The dollar amount of dividends paid by each Fund that is excluded from gross income for federal income tax purposes and the dollar amount of dividends paid by each Fund that is subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of the shareholder's investment in such Fund. To the extent that each Fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that date. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

BACKUP WITHHOLDING

      If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of shares of common stock. An individual's taxpayer identification number is his social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

                          INFORMATION ABOUT THE MERGER

      GENERAL. Under the Plan, SBT will merge with and into SBI on the Effective Date. As a result of the Merger and on the Effective Date:

      o     SBT will no longer exist,

      o     SBI will be the surviving corporation, and

      o     SBI will change its name to the "Intermediate Muni Fund, Inc."

            SBT will then:

      o     deregister as an investment company under the Investment Company
            Act,

      o     cease its separate existence under Maryland Law,

      o     remove its shares of common stock from listing on the AMEX, and

      o withdraw from registration under the Securities Exchange Act of 1934, or the Securities Exchange Act.

      Each share of outstanding stock of SBT will convert into an equivalent dollar amount of full shares of stock of SBI, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. SBI will not issue any fractional shares to SBT shareholders. In lieu thereof, SBI will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former SBT shareholders in proportion to their fractional shares. No sales charge or fee of any kind will be charged to SBT shareholders in connection with their receipt of SBI common stock in the Merger.

      Under Maryland law, shareholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the shareholders of the Funds will be bound by the terms of the Merger. However, any shareholder of either Fund may sell his or her shares of common stock at any time prior to the Merger on the AMEX.

      The Plan may be terminated and the Merger abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective
Date:

      o by the mutual written consent of the board of directors of each Fund, or

      o by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived.

      o If the Merger has not been consummated by January 31, 2001, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the board of directors of each Fund.

      REASONS FOR THE MERGER. The board of directors of each Fund considered and unanimously approved the proposed Merger at separate meetings of each board held on June 21, 2000. All of the Directors of each Fund, including all Directors who are not interested persons of the Funds and SSB Citi, were present at the meeting in person. For the reasons discussed below, the board of directors of each Fund, including non-interested directors of each Fund, after consideration of the potential benefits of the Merger to the shareholders of that Fund and the expenses expected to be incurred by that Fund in connection with the Merger, unanimously determined that:

      o the interests of the existing shareholders of that Fund will not be diluted as a result of the proposed Merger, and

      o     the proposed Merger is in the best interests of that Fund.

      Each board of directors has, over the years, discussed the significance of the existence of the discount to net asset value at which each Fund's shares have traded on the AMEX and the impact on shareholders of the discount. Each board has discussed and considered various alternative strategies to address the discount, including instituting share repurchases, combining with other funds, converting to an open-end format, or liquidating. The directors of each Fund however, have consistently concluded that it was in the best interests of each Fund and its shareholders to maintain the current closed-end format, because, in the view of the Boards and of SSB Citi, the closed-end format is an attractive investment vehicle for participating in the municipal bond market.

      The alternatives available to the Funds, including a full range of alternatives that has been reviewed in the past discussions of the discount issue, were considered at meetings of each board of directors held on June 21, 2000. After consideration of these alternatives, the board of directors of each Fund approved the course of action described below. Willkie Farr & Gallagher, counsel for the Funds and SSB Citi, and Sullivan & Cromwell, counsel to the non-interested Directors of each Fund, also assisted in the consideration of these matters.

      IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE MERGER SERVES THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.

      In deciding to approve the course of action described below, the non-interested directors considered many factors, including, but not limited to, market information and analyses. In addition, in considering the merits of the proposed Merger, the Boards also considered the larger asset size of the combined Fund relative to each constituent Fund standing alone, and the potential for economies of scale that may result from the larger asset size of the combined Fund. Based on data presented by SSB Citi, the board of directors of each Fund believes that a combination of the Funds may result in a total operating expense ratio that will be lower than the total operating expense ratio of either Fund currently.

      The Boards also considered whether a larger asset base would provide benefits in portfolio management. After the Merger, a larger asset size could result in a more liquid trading market for shares of SBI than either Fund currently enjoys separately, which might have a positive impact on the discount at which each Fund's shares have tended to trade. Further, the

Merger itself should focus the attention of a wider circle of securities analysts on SBI, and after the Merger, may facilitate securities analysts' following of this Fund because the Merger may eliminate confusion in the marketplace that results from two funds with the same objective, similar policies and similar names managed by the same manager.

      There can be no guarantee that any of these potential beneficial results will be realized.

      The board of directors of each Fund, in declaring advisable and recommending the proposed Merger, also considered the following:

      (1) the capabilities and resources of SSB Citi and its affiliates in the areas of investment management and shareholder servicing;

      (2) expense ratios and information regarding fees and expenses of the Funds, both currently and on a pro forma basis;

      (3) the terms and conditions of the Merger and whether it would result in dilution of the interests of each Fund and its existing shareholders;

      (4) the compatibility of each Fund's portfolio securities, investment objective, policies and restrictions;

      (5) the tax consequences to each Fund and its shareholders in connection with the Merger; and

      (6)   the anticipated expenses of the Merger.

      In reviewing issues relating to the structure of the Merger and the selection of the surviving corporation in the Merger, each board also considered information provided to them by SSB Citi concerning:

      o     the comparative performance records of the two Funds,

      o     public and market perception of the two Funds,

      o     the relative size of the two Funds,

      o the investment policies, strategies and personnel SSB Citi intends to utilize in managing the merged fund, and

      o     SBI as the surviving corporation.

      Based on the factors discussed above, the board of directors of each Fund concluded that the expenses of the Merger are outweighed by the benefits that are anticipated to be derived from the Merger. In addition, the Boards of each Fund, including the non-interested directors of each Fund, have unanimously concluded that:

      o     the Merger is in the best interests of each respective Fund, and

      o the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

      TERMS OF THE MERGER AGREEMENT. The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit A.

      At the Effective Date, each share of common stock of SBT will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of SBI common stock, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. SBI will not issue any fractional shares to SBT shareholders. In lieu thereof, SBI will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former SBT shareholders in proportion to their fractional shares.

      For purposes of valuing assets in connection with the Merger, the assets of SBT will be valued pursuant to the principles and procedures consistently utilized by SBI, which principles and procedures are also utilized by SBT in valuing its own assets and determining its own liabilities. As a result, it is not expected that SBI's valuation procedures as applied to SBT's portfolio securities will result in any difference from the valuation that would have resulted from the application of SBT's valuation procedures to such securities. The net asset value per share of SBI common stock will be determined in accordance with these principles and procedures, and SBI will certify the computations involved. The net asset value per share of each Fund will not be adjusted to take into account differences in unrealized gains and losses.

      SBI will issue separate certificates or share deposit receipts for SBI common stock to shareholders of SBT. SBI will deliver these certificates or share deposit receipts representing shares of SBI common stock to PFPC, as the transfer agent and registrar for SBI common stock. SBI will not permit any SBT shareholder to receive new certificates representing shares of SBI common stock until this shareholder has surrendered his or her outstanding certificates representing shares of the common stock of SBT or, in the event of lost certificates, posted adequate bond. SBT will request its shareholders to surrender their outstanding certificates representing shares of the common stock of SBT or post adequate bond therefor. Dividends payable to holders of record of shares of SBI as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of SBT will be paid to such shareholder, without interest; however, such dividends will not be paid unless and until such shareholder surrenders his or her stock certificates of SBT for exchange.

      PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, SHAREHOLDERS OF SMITH BARNEY MUNICIPAL FUND WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR SMITH BARNEY INTERMEDIATE MUNICIPAL FUND STOCK CERTIFICATES.

      The net asset value of the SBI shares received by SBT shareholders plus the cash amounts received upon the purchase of fractional share interests by SBI will equal the net asset value of the SBT shares exchanged.

      The Plan provides, among other things, that the Merger will not take place without:

      o     the requisite approval of the shareholders of SBI and SBT, and

      o     effectiveness of a Registration Statement on Form N-14.

      The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's board of directors or by either Fund if the other has violated a condition of the Plan. The Plan will automatically terminate after January 31, 2001 if the Merger has not been consummated, unless such time is extended by mutual agreement of the board of directors of each Fund.

      The Plan may be amended, modified or supplemented by mutual agreement of SBT and SBI. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to SBT shareholders will be permitted following the special meeting unless those shareholders consent to the amendment.


      EXPENSES OF THE MERGER. In evaluating the proposed Merger, SSB Citi has estimated the amount of expenses, including AMEX listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. The estimated total expenses pertaining to the Merger are $95,000. For more information about the expenses of the Merger, see "Synopsis--Expenses of the Merger."


      TAX CONSIDERATIONS. The Plan and Merger are conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:

      o the Merger will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

      o no gain or loss will be recognized by either Fund as a result of the Merger,

      o the basis of the assets of SBT in the hands of SBI will be the same as the basis of such assets to SBT immediately prior to the Merger,

      o the holding period of the assets of SBT in the hands of SBI will include the period during which such assets were held by SBT,

      o no gain or loss will be recognized by the shareholders of SBT upon the conversion of their SBT shares into SBI common stock except with respect to cash received upon the purchase of fractional share interests by SBI,

      o the basis of SBI shares received by the shareholders of SBT (including the basis of fractional share interests purchased by SBI) will be the same as the basis of the shares of SBT exchanged therefor,

      o the holding period of SBI shares received by the shareholders of SBT and the holding period of fractional share interests purchased by SBI will include the holding period during which the shares of SBT exchanged therefor were held, provided that at the time of the exchange the shares of SBT were held as capital assets in the hands of the shareholders of SBT, and

      o cash received for fractional share interests purchased by SBI will generally generate capital gain or loss to shareholders receiving such cash.

      While SBT is not aware of any adverse state or local tax consequences of the proposed Merger, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.


      PORTFOLIO SECURITIES. If the Merger is effected, SSB Citi will analyze and evaluate the portfolio securities of SBT being transferred to SBI. Consistent with the SBI's investment objective and policies, any restrictions imposed by the Code and the best interests of SBI's shareholders (including former shareholders of SBT), SSB Citi will determine the extent and duration to which SBT's portfolio securities will be maintained by SBI. A significant rebalancing of SBT's portfolio securities in connection with the Merger is not anticipated. Subject to market conditions at the time of any such rebalancing, the disposition of SBT's portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.


      HISTORY OF SMITH BARNEY MUNICIPAL FUND'S DISCOUNT. SBT's shares have generally traded at a discount to their net asset value per share since shortly after its commencement of operations. See "Additional Information about the Funds-Market Discount." The board of directors of SBT has considered a number of actions in response to this discount.

      Subsequent to the close of the Fund's reporting period, the board of directors of SBT approved a plan for which the Fund began to repurchase its common stock shares on January 4, 2000. These shares are purchased on the AMEX at market prices and then retired. Over time, a share repurchase program will reduce the number of shares outstanding and may increase both the stock price and the net asset value per share of the Fund by increasing the demand for the Fund's shares. As of June 30, 2000, the Fund has repurchased 33,300 shares totaling $416,329 at an average price of $12.48 per share.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      DESCRIPTION OF SECURITIES TO BE ISSUED. The authorized stock of SBI consists of 100,000,000 shares of common stock, U.S. $0.001 par value. Shares of SBI entitle its holders to one vote per share. Holders of SBI's common stock are entitled to share equally in dividends authorized by the Fund's board of directors payable to the holders of such common stock and in the net assets of SBI available for distribution to holders of such common stock. Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of SBI are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. SBI holds shareholder meetings annually.

      The following table shows information about the common stock of each Fund as of June 30, 2000.

                                                                                                     (4)
                                                                                              Amount Outstanding
                                                                                             Exclusive of Shares
                                                                             (3)             held by Fund for its
                               (1)                   (2)             Amount held by Fund     Own Account as of
                         Title of Class       Amount Authorized      for its Own Account     June 30, 2000
                         --------------       -----------------      -------------------     --------------------
SMITH BARNEY              Common Stock,           100,000,000                None                 8,210,165
INTERMEDIATE                 $0.001
MUNICIPAL FUND             par value

SMITH BARNEY              Common Stock,           100,000,000                None                 3,987,862
MUNICIPAL FUND          $0.001 par value

      The shares of common stock of SBI and SBT are listed and trade on the AMEX under the symbols "SBI" and "SBT", respectively. As of September 1, 2000, the net asset value of SBI common stock was $10.14, and the market price per share was $9.063. As of that same date, the net asset value of SBT common stock was $14.79, and the market price per share was $13.063.

      MARKET DISCOUNT. Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund's shares may be greater or less than the net asset value. From March 12, 1993 through June 30, 2000, SBI's shares have traded from a premium of 4.66% to a market discount of 16.67%, and SBT's shares have traded from a premium of 1.22% to a market discount of 19.08%.

      Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

      Each Fund's board of directors has seen no reason to adopt any of the steps, which some other closed-end funds have used to address the discount. In addition, the experience of many closed-end funds suggests that the effect of many of these steps (other than open-ending) on the discount may be temporary or insignificant. Accordingly, there can be no assurance that any of these actions will be taken or, if undertaken, will cause each Fund's shares to trade at a price equal to their net asset value.

                              SHARE PRICE DATA FOR
                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                         COMMON STOCK TRADED ON THE AMEX

      The Fund's common stock is listed on the AMEX under the symbol "SBI." Salomon Smith Barney intends to buy and sell the Fund's shares in order to make a market in the common stock.

      The following table sets forth for the Fund's common stock the following information for each quarterly period during the last two fiscal years and for the first three quarters of 2000 ended September 1, 2000: high and low sales prices and net asset values; sales price and price and net asset value at quarter-end; and the premium (discount) of the sales price to net asset value at quarter-end.

    Three Months              AMEX                    NAV           AMEX Price       NAV at      Premium
        Ended              Price Range            Price Range     at Quarter-End  Quarter-End   (Discount)
----------------------------------------------------------------------------------------------------------
  3/31/98........      $10.06   -   11.00    $10.55   -   10.78       $10.06        $10.58        (4.92)%
  6/30/98........        9.75   -   10.25     10.46   -   10.67        10.00         10.60        (5.66)
  9/30/98........       10.00   -   10.38     10.57   -   10.75        10.38         10.75        (3.44)
  12/31/98.......       10.38   -   10.75     10.58   -   10.85        10.69         10.61        (0.75)
  3/31/99........        9.81   -   10.81     10.52   -   10.69        10.13         10.53        (3.80)
  6/30/99........        9.38   -   10.19     10.20   -   10.58         9.50         10.23        (7.14)
  9/30/99........        9.19   -    9.63     10.05   -   10.28         9.31         10.06        (7.43)
  12/31/99.......        8.38   -    9.31      9.88   -   10.06         8.36          9.89       (15.32)
  3/31/00........        8.25   -    8.81      9.82   -   10.03         8.56         10.00       (14.38)
  6/30/00........        8.38   -    8.81      9.74   -   10.04         8.88         10.00       (11.25)
  9/1/00.........        8.81   -    9.44     10.00   -   10.14         9.06         10.14       (10.63)

              PER SHARE DATA FOR SMITH BARNEY MUNICIPAL FUND, INC.
                         COMMON STOCK TRADED ON THE AMEX

      The Fund's common stock is listed on the AMEX under the symbol "SBT." Salomon Smith Barney also intends to make a market in the common stock.

      The following table sets forth for the Fund's common stock the following information for each quarterly period during the last two fiscal years and for the first three quarters of 2000 ended September 1, 2000: high and low sales prices and net asset values; sales price and net asset value at quarter-end; and the premium (discount) of the sales price to net asset value at quarter-end.

        Three Months                 AMEX                 NAV            AMEX Price         NAV at       Premium
            Ended                 Price Range         Price Range      at Quarter-End    Quarter-End    (Discount)
------------------------------------------------------------------------------------------------------------------
   3/31/98...............    $14.25   -   15.44    $15.72  -   16.05       $14.38           $15.76        (8.76)%
   6/30/98...............     14.00   -   15.13     15.58  -   15.89        15.06            15.79        (3.93)
   9/30/98...............     14.50   -   15.13     15.74  -   16.03        15.00            16.03        (6.43)
   12/31/98..............     14.75   -   15.25     15.77  -   16.17        15.00            15.82        (5.18)
   3/31/99...............     14.00   -   15.00     15.67  -   15.95        14.00            15.71       (10.88)
   6/30/99...............     13.13   -   14.25     15.18  -   15.78        13.50            15.22       (11.30)
   9/30/99...............     12.63   -   13.75     14.91  -   15.35        12.63            14.92       (15.38)
   12/31/99..............     12.00   -   12.75     14.62  -   14.92        12.44            12.44       (14.99)
   3/31/00...............     12.13   -   12.88     14.49  -   14.80        12.88            14.77       (12.83)
   6/30/00...............     12.06   -   12.75     14.22  -   14.84        12.75            14.54       (12.31)
   9/1/00................     12.81   -   13.56     14.54  -   14.79        13.06            14.79       (11.68)

      CAPITALIZATION. The following table shows on an unaudited basis the capitalization of SBI and SBT as of June 30, 2000 and on a pro forma basis as of that same date giving effect to the Merger(1):

                                 SMITH BARNEY
                                 INTERMEDIATE     SMITH BARNEY       PRO FORMA       PRO FORMA FOR
                                MUNICIPAL FUND   MUNICIPAL FUND     ADJUSTMENTS           MERGER
-------------------------------------------------------------------------------------------------------
Net assets                        $82,061,746     $57,970,244       $  (125,635)    $   140,157.624

Net asset value per share(2)         $10.00          $14.54                  --          $10.00(3)

Shares outstanding(4)               8,210,165       3,987,862                --          14,008,516

(1) Assumes that the Merger had been consummated on June 30, 2000, and is for information purposes only. No assurance can be given as to how many shares of SBI common stock shareholders of SBT will receive on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of SBI common stock that actually will be received on or after such date. Assumes distributions of ordinary income of $0.552 per share annually.

(2)   Net asset value per share after distribution of ordinary income.

(3) Subsequent to the proposed merger, SBT, the accounting survivor, will restate its historical financial highlights to reflect the adjustment to its net asset value per share which will result from the exchange of its net assets for shares of SBI.

(4) Assumes the issuance of 5,798,351 shares in exchange for the net assets of SBT. The number of shares issued was based on the net asset value of each Fund, net of estimated distributions, on June 30, 2000.

      DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN. Each Fund generally expects to pay monthly dividends of net investment income (income other than net realized capital gains) and to distribute net realized capital gains, if any, annually. From time to time, when each Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. All dividends or distributions with respect to shares of common stock are reinvested automatically in additional shares through participation in each Fund's dividend reinvestment plan, unless a shareholder elects to receive cash.

      Under each Fund's dividend reinvestment plan, a shareholder whose shares of common stock are registered in his or her own name will have all distributions from the Funds reinvested automatically by PFPC as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds the net asset value per share on the date of valuation, plan participants will be issued shares of common stock at a price equal to the greater of (1) the net asset value per share most recently determined as described under "Net Asset Value" or (2) 95% of the market price.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Funds declare a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock, PFPC will attempt to terminate purchases in the open market and cause the Funds to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of common stock received by a plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which each Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Funds to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Funds at net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of each plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and distributions; dividend reinvestment plan dividends and capital gains distributions will be paid by each Fund. No brokerage charges apply with respect to shares of common stock issued directly by each Fund under the plan. Each plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made under the plan.

      Experience under the plan may indicate that changes to it are desirable. Each Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with each Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.

      NET ASSET VALUE. The net asset value per share of each Fund's common stock is determined by calculating the total value of each Fund's assets, deducting its total liabilities and dividing the result by the number of shares of common stock outstanding. The net asset value will be computed as of the close of regular trading on the New York Stock Exchange (NYSE) on each day that the NYSE is open. Each fund reserves the right to calculate the net asset value more frequently if deemed desirable.

      Each Fund's securities will be valued on the basis of bid prices provided by a pricing service when the Fund believes such prices reflect fair market value. Pricing services generally determine value by reference to transactions in municipal securities, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. If a pricing service is not used, municipal securities will be valued at the quoted bid prices provided by municipal bond dealers. Short-term instruments maturing within 60 days will be valued at cost plus amortized discount, if any, when the board of directors has determined that amortized cost equals fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the board of directors.

      If any securities held by the Funds are restricted as to resale, SSB Citi will determine their fair value following procedures approved by the directors. The directors will periodically review such valuations and procedures. The fair value of such securities generally will be determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration will be generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors also generally will be considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Since the market price of each Fund's shares will be determined by such factors as trading volume of the shares, general market and economic conditions and other factors beyond the control of the Funds, either of the Funds cannot predict whether its shares will trade at, below or above its computed net asset value.

      SECURITIES TRANSACTIONS. Subject to the general supervision of the board of directors, SSB Citi is responsible for decisions to buy and sell securities and the selection of broker-dealers to effect the transactions. Each Fund invests primarily in the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. Each Fund also purchases securities at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, each Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. The Funds will not engage in any principal transactions with Salomon Smith Barney.

      SSB Citi currently serves as investment adviser to other investment companies, some of which invest principally in municipal securities. In the future it may act as investment adviser to other investment companies or accounts that invest in municipal securities. Although each investment company is individually managed, from time to time SSB Citi may, to the extent permitted by law, allocate purchase or sale transactions among various investment companies. In making such allocations SSB Citi will consider, among other things, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities and the liquidity of the portfolio.

      Each Fund's policy regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices consistent with efficient execution of transactions in seeking to implement each Fund's policies. SSB Citi will effect transactions with those dealers who SSB Citi believes provide the most favorable prices and who are capable of providing efficient executions. Those factors that SSB Citi believes contribute to efficient execution include size of the order, difficulty of execution, operational capabilities and facilities of the dealer involved, whether that dealer has risked its own capital in positioning a block of securities and the dealer's prior experience in effecting transactions of this type. If SSB Citi believes such price and execution are obtainable from more than one dealer, it may give consideration to placing portfolio transactions with those dealers who also furnish research and other services to SSB Citi. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale;

statistical or factual information or opinions pertaining to investment; economic analysis; and appraisals or evaluations of portfolio securities.

      The information and services so received by SSB Citi may be of benefit to SSB Citi in the management of other accounts and may not in all cases benefit the Funds directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by SSB Citi and thus may reduce its expenses, it is of indeterminable value and the advisory fee paid to SSB Citi is not reduced by any amount that may be attributable to the value of such services.

      TURNOVER. Either of the Funds cannot accurately predict its turnover rate, but anticipates that its annual turnover rate will not exceed 100%. Each Fund's turnover rate is calculated by dividing the lesser of each Fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of each Fund's securities for the year. Higher turnover rates can result in corresponding increases in each Fund's transaction costs, which must be borne by each Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes. Each Fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

      CORPORATE GOVERNANCE PROVISIONS. Both Funds are Maryland corporations and in many respects have similar charter and bylaw provisions.

      ANTI-TAKEOVER PROVISIONS. Each Fund presently has provisions in its articles of incorporation and Bylaws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of each Fund, to cause it to engage in certain transactions or to modify its structure.

            The board of directors of each Fund is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. Directors may be removed from office only for cause by vote of at least 75% of the shares entitled to be voted on the matter.

            Unless 70% of the board of directors approves the transaction, the affirmative vote of the holders of at least 75% of the shares will be required to authorize each Fund's conversion from a closed-end to an open-end investment company, or generally to authorize any of the following transactions: (i) merger, consolidation or share exchange of either of the Funds with or into any other corporation; (ii) dissolution or liquidation of either of the Funds; (iii) sale, lease, exchange or other disposition of all or substantially all of the assets of either of the Funds other than in the ordinary course of the Fund's business; (iv) change in the nature of the business of either of the Funds so that it would cease to be an investment company registered under the Investment Company Act; or (v) issuance or transfer by either of the Funds of any securities of either of the Funds to any other person in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more excluding (a) sales of any securities of either of the Funds in connection with a public offering thereof, (b) issuance of any securities of either of the Funds pursuant to a dividend reinvestment plan adopted by either of the Funds or pursuant to a stock dividend and (c) issuances of any securities of either of the Funds upon the exercise of any stock subscription rights distributed by either of the Funds. The affirmative vote of at least 75% of the shares will be required to amend the Articles of Incorporation to change any of the foregoing provisions.

            The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the Investment Company Act, will make more difficult a change in either of the Fund's business or management and may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either of the Funds in a tender offer or similar transaction. Each Fund's board of directors, however, has considered these anti-takeover provisions and believes they are in the best interests of shareholders.

      The full text of SBI's Articles of Incorporation and Bylaws are on file with the SEC and these documents, as may be amended from time to time, will govern SBI after the Merger.

                             MANAGEMENT OF THE FUNDS

      DIRECTORS AND OFFICERS. The business and affairs of each Fund, including the general supervision of the duties performed by the manager under the investment management agreement, are the responsibility of each Fund's board of directors. The directors and officers of SBI, their addresses and their principal occupations for at least the past five years are set forth below:

                                                                         Principal Occupations
Name and Address           Positions Held with the Fund              During Past Five Years and Age
----------------           ----------------------------              ------------------------------
*+Heath B. McLendon        Chairman of the Board of Directors,      Managing Director of Salomon
7 World Trade Center       Chief Executive Office and President     Smith Barney; Chairman,
New York, NY 10048                                                  Co-Chairman or Trustee of the
                                                                    board of 78 investment
                                                                    companies associated with
                                                                    Citigroup; President and
                                                                    Director of SSB Citi and
                                                                    Travelers Investment Adviser,
                                                                    Inc. ("TIA"); 66.

+Lee Abraham               Director                                 Retired; Director of R.G.
106 Barnes Road                                                     Barry Corp., a footwear
Stamford, CT 06902                                                  manufacturer, Signet Group
                                                                    plc, a specialty retailer and
                                                                    eNote.com, Inc., a computer
                                                                    hardware company. Formerly
                                                                    Chairman and Chief Executive
                                                                    Officer of Associated
                                                                    Merchandising Corporation, a
                                                                    major retail merchandising and
                                                                    sourcing organization;
                                                                    Director/Trustee of 12
                                                                    investment companies associated
                                                                    with Citigroup; 72.

+Allan J. Bloostein        Director                                 President of Allan J. Bloostein
27 West 67th Street                                                 Associates, a consulting firm;
New York, NY 10023                                                  Director of CVS Corporation, a
                                                                    drugstore chain, and Taubman
                                                                    Centers Inc., a real estate
                                                                    development company; Retired
                                                                    Vice Chairman and Director of
                                                                    The May's Department Stores
                                                                    Company; Director/Trustee of 19
                                                                    investment companies associated
                                                                    with Citigroup; 70.

+Jane F. Dasher            Director                                 Investment Officer; Korsant
283 Greenwich Avenue                                                Partners, a family investment
Greenwich, CT 06830                                                 company; Prior to 1997,
                                                                    Independent Financial
                                                                    Consultant; Director/Trustee of
                                                                    12 investment companies
                                                                    associated with Citigroup; 50.

                                                                         Principal Occupations
Name and Address           Positions Held with the Fund              During Past Five Years and Age
----------------           ----------------------------              ------------------------------
+Donald R. Foley           Director                                 Retired; Formerly Vice President
3668 Freshwater Drive                                               of Edwin Bird Wilson,
Jupiter, FL 33477                                                   Incorporated (advertising);
                                                                    Director/Trustee of 12
                                                                    investment companies associated
                                                                    with Citigroup; 77.


+Richard E. Hanson, Jr.    Director                                 Retired; Formerly Head of School,
2751 Vermont Route 140                                              The New Atlanta Jewish Community
Poultney, VT 05764                                                  High School, Atlanta, Georgia;
                                                                    Formerly Headmaster, The Peck
                                                                    School, Morristown, New Jersey;
                                                                    Director/Trustee of 12
                                                                    investment companies associated
                                                                    with Citigroup; 58.


+Paul Hardin               Director                                 Professor of Law at the
12083 Morehead                                                      University of North Carolina at
Chapel Hill, NC 27514                                               Chapel Hill; Director of The
                                                                    Summit Bancorporation. Formerly
                                                                    Chancellor of the University of
                                                                    North Carolina at Chapel Hill;
                                                                    Director/Trustee of 14
                                                                    investment companies associated
                                                                    with Citigroup; 68.

+Roderick C. Rasmussen     Director                                 Investment Counselor; Formerly
9 Cadence Court                                                     Vice President of Dresdner and
Morristown, NJ 07960                                                Company Inc. (investment
                                                                    counselors); Director/Trustee of
                                                                    12 investment companies
                                                                    associated with Citigroup; 73.

+John P. Toolan            Director                                 Retired; Trustee of John Hancock
13 Chadwell Place                                                   Funds; Formerly Director and
Morristown, NJ 07960                                                Chairman of Smith Barney Trust
                                                                    Company, Director of Smith
                                                                    Barney Holdings Inc. and various
                                                                    subsidiaries, Senior Executive
                                                                    Vice President, Director and
                                                                    Member of the Executive
                                                                    Committee of Smith Barney;
                                                                    Director/Trustee of 12
                                                                    investment companies associated
                                                                    with Citigroup; 69.

Lewis E. Daidone           Senior Vice President, Chief             Managing Director of Salomon
125 Broad Street           Financial and Accounting Officer and     Smith Barney, Senior Vice
New York, NY 10004         Treasurer                                President or Executive Vice
                                                                    President and Treasurer of 61
                                                                    investment companies associated
                                                                    with Citigroup; Director and
                                                                    Senior Vice President of SSB
                                                                    Citi and TIA; 41.

                                                                         Principal Occupations
Name and Address           Positions Held with the Fund              During Past Five Years and Age
----------------           ----------------------------              ------------------------------

Peter Coffey               Vice President and Investment Officer    Managing Director of Salomon
388 Greenwich Street                                                Smith Barney; Vice President of
New York, NY 10013                                                  SSB Citi and 7 investment
                                                                    companies associated with
                                                                    Citigroup; 55.

Paul Brook                 Controller                               Director of Salomon Smith Barney
125 Broad Street                                                    and Controller or Assistant
New York, NY 10004                                                  Treasurer of 43 investment
                                                                    companies associated with
                                                                    Citigroup since 1998; Prior to
                                                                    1998, Managing Director of AMT
                                                                    Capital Services Inc.; Prior to
                                                                    1997, Partner with Ernst & Young
                                                                    LLP; 46.

Christina T. Sydor         Secretary                                Managing Director of Salomon
7 World Trade Center                                                Smith Barney and Secretary of 61
New York, NY 10048                                                  investment companies associated
                                                                    with Citigroup; and General
                                                                    Counsel of SSB Secretary Citi
                                                                    and TIA; 49.


----------------
* Denotes a director who is an "interested person" of the Fund as defined in the Investment Company Act.
+ Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

      All the directors and officers of SBI are also directors and officers of SBT.

      Fees for directors who are not "interested persons" of each Fund are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these directors receive $100 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group.

      The following table shows the compensation paid by SBI to each person who was a director during the Fund's most recent fiscal year (from January 1, 1999 to December 31, 1999).

                               COMPENSATION TABLE

                                                                                  Total                  Total
                                  Aggregate             Pension or            Compensation             Number of
                                Compensation            Retirement                from                 Funds for
                                  from Fund          Benefits Accrued         Fund Complex           Which Person
                               for Fiscal Year          as part of          for Calendar Year        Serves Within
    Name of Person             Ended 12/31/99         Fund Expenses          Ended 12/31/99          Fund Complex
    --------------             --------------         -------------          --------------          ------------
Lee Abraham                        $  39                    $0                 $   71,133                  12
Allan J. Bloostein                    39                     0                    112,483                  19
Jane F. Dasher                       144                     0                     65,733                  12
Donald R. Foley+                     259                     0                     71,300                  12
Richard E. Hanson, Jr.                38                     0                     68,233                  12
Paul Hardin                          259                     0                     90,450                  14
Heath B. McLendon*                     0                     0                          0                  78
Roderick C Rasmussen                 259                     0                     71,200                  12
John P. Toolan+                      159                     0                     69,100                  12

----------------
 *    Designates a director who is an "interested person" of the Fund.
 + Pursuant to a deferred compensation plan, the indicated persons elected to defer the following amounts of their compensation from the Fund: Donald R.
      Foley: $21, and John P. Toolan: $159, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $21,600, and John P. Toolan: $69,100.
++ Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the board of directors in the future will be required to change to emeritus status upon attainment of age 80. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year aggregate compensation from the fund to emeritus directors totaled $130.

      The Articles of Incorporation and Bylaws of each Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances.

      Each of the non-interested directors of the Funds is also party to Indemnification Agreements with the Funds providing for contractual rights of indemnity and advancement of expenses. However, nothing in the Articles of Incorporation, the Bylaws or the Indemnification

Agreements of either Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Insurance obtained by either Fund shall not protect or purport to protect officers or directors or the investment adviser of that Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

      At the close of business on June 30, 2000, 7,965,526 shares of common stock or 97.02% of SBI's total shares outstanding on that date, and 3,925,355 shares of common stock or 98.43% of SBT's total shares outstanding on that date, were held in accounts of, but were not beneficially owned by, CEDE & Co., P.O. Box 20, Bowling Green Station, NY, NY 10004. As of that date, the officers and board members of SBI and SBT beneficially owned less than 1% of the outstanding shares of each Fund.

      INVESTMENT MANAGER. SSB Citi serves as each Fund's investment manager. SSB Citi (through its predecessors) has been in the investment counseling business since 1934 and is a registered investment adviser. SSB Citi was formed in 1999 and currently manages investment companies that had total assets in excess of $388 billion as of June 30, 2000, of which approximately $15.7 billion consisted of municipal bond portfolios.

      Pursuant to the investment management agreement, each Fund has retained the manager to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the investment activities of each Fund. The manager also administers each Fund's corporate affairs subject to the supervision of each Fund's board of directors and in connection therewith furnishes the Fund with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to shareholders and the Commission and filing of federal, state and local income tax returns) as are not being furnished by the Fund's custodian.

      The management agreement provides, among other things, that the manager will bear all expenses of its employees and overhead incurred in connection with its duties under the management agreement, other than those assumed by each Fund, as described below, and will pay all director's fees and salaries of each Fund's directors and officers who are affiliated persons (as such term is defined in the Investment Company Act) of the manager.

      The management agreement provides that SBI and SBT shall pay to the manager a monthly fee in arrears equal to 0.60% and 0.70%, respectively, per annum of each Fund's average daily net assets at the end of each month.

      Although the manager intends to devote such time and effort to the business of the Funds as reasonably necessary to perform its duties to the Funds, the services of the manager are not exclusive and the manager provides similar services to other investment companies and may engage in other activities.

      The management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the manager is not liable to the Funds or any of the Funds' shareholders for any act or omission by the manager in the supervision or management of its investment activities or for any loss sustained by the Funds or the Funds' shareholders.

      The management agreement will continue in effect for successive periods of 12 months, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of each Fund's board of directors or the vote of a majority of the outstanding voting securities of each Fund (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the directors who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time by the Funds, without the payment of any penalty, upon the vote of a majority of each Fund's board of directors or a majority of the outstanding voting securities of each Fund or by the manager, on 60 days' written notice by either party to the other. The management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

      For information about each Fund's management fees, including amounts paid for the year ended December 31, 1999, see "Synopsis -- Fees and Expenses -- Smith Barney Intermediate Municipal Fund" and "Synopsis -- Fees and Expenses -- Smith Barney Municipal Fund."

      Peter Coffey, Vice President and Investment Officer of each Fund, is primarily responsible for management of each Fund's assets. Mr. Coffey is a Vice President of the manager and is the senior asset manager for ten other funds investing in tax-exempt securities with aggregate assets of approximately $2 billion as of June 30, 2000.

      CODE OF ETHICS. Pursuant to Rule 17j-1 of the Investment Company Act, each Fund and its investment adviser have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

      Each Fund's Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. A copy of the Code of Ethics may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      ESTIMATED EXPENSES. Except as indicated above, each Fund pays all other expenses incurred in the operation of that Fund including, among other things:

o fees of the directors not affiliated with the manager and board meeting expenses;

o     fees of the manager;

o     taxes;

o     interest charges;

o charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund;

o     expenses of repurchasing shares;

o expenses of printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental offices;

o brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions;

o expenses connected with negotiating of, effecting purchase or sale of, or registering privately issued portfolio securities;

o fees and expenses of the Fund's custodian for all services to each Fund, including safekeeping of Funds and securities and maintaining required books and accounts;

o expenses of calculating and publishing the net asset value of each Fund's common stock;

o     expenses of membership in investment company associations;

o     expenses of fidelity bonding and other insurance premiums;

o     expenses of shareholders' meetings;

o     Commission registration fees and state notice filing fees;

o     American Stock Exchange listing fees; and

o     its other business and operating expenses.

      PORTFOLIO MANAGER. If the Merger is consummated, it is anticipated that Peter Coffey will continue as the Investment Officer of SBI.

      CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND DIVIDEND-REINVESTMENT-PLAN AGENT. PFPC Global Fund Services, or PFPC, located at P.O. Box 8030, Boston, Massachusetts 02266, acts as each Fund's custodian and has custody of all securities and cash of each Fund. The custodian, among other things, attends to the collection of principal and income, and payment for securities bought and sold by the Funds. PFPC also serves as each

Fund's transfer agent, dividend-paying agent and registrar, as well as agent in connection with the dividend reinvestment plan.

                             INDEPENDENT ACCOUNTANTS

      Each Fund has selected KPMG LLP, 757 Third Avenue, New York, NY 10017, as its independent public accountants who will audit its financial statements.

                                  REQUIRED VOTE

      The Merger has been approved unanimously by the board of directors of each Fund. Accordingly, under the Articles of Incorporation of each Fund, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of each Fund. The board of directors of each Fund recommends that the shareholders of each Fund vote in favor of the merger proposal.

                                LEGAL PROCEEDINGS

      There are currently no material legal proceedings to which the Funds are a party.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Merger will be passed upon for the Funds by Willkie Farr & Gallagher. Willkie Farr & Gallagher will rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

                             ADDITIONAL INFORMATION

      The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the SEC and the Investment Company Act, to which reference is hereby made.

      The Funds are subject to the informational requirements of the Securities Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. and at the New York Regional Office of the SEC at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20594, at prescribed rates.


      PROPOSALS OF SHAREHOLDERS. A shareholder desiring to submit a proposal for inclusion in either Fund's proxy material for a shareholder meeting subsequent to the special meeting, if any, must be a record or beneficial owner of at least 1% of the outstanding shares of common stock of that Fund or shares of that Fund with a market value of $2,000 entitled to be voted at the meeting and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act. Shareholders who meet the above conditions and desire to submit a written proposal, should send their written proposals to the relevant Fund c/o SSB Citi Fund Management LLC, 7 World Trade Center, New York, New York 10048, within a reasonable time before the solicitation of proxies for the meeting of shareholders. The timely submission of a proposal does not guarantee its inclusion in either Fund's proxy materials.


      OTHER MATTERS TO COME BEFORE THE MEETING. The board of directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the boards of directors of Smith Barney Intermediate Municipal Fund, Inc. and Smith Barney Municipal Fund, Inc.


Christina T. Sydor
Secretary, Smith Barney Intermediate Municipal Fund, Inc.


Christina T. Sydor
Secretary, Smith Barney Municipal Fund, Inc.

                                    EXHIBIT A

                                     FORM OF

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

                                     BETWEEN

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.

                                       AND

                        SMITH BARNEY MUNICIPAL FUND, INC.


                          DATED AS OF OCTOBER 23, 2000

                                TABLE OF CONTENTS

1. DEFINITIONS...............................................................  1

2. BASIC TRANSACTION.........................................................  1
   2.1.     The Merger.......................................................  1
   2.2.     Actions at Closing...............................................  2
   2.3.     Effect of Merger.................................................  2

3. REPRESENTATIONS AND WARRANTIES OF SMITH BARNEY MUNICIPAL FUND.............  2
   3.1.     Organization.....................................................  2
   3.2.     Registrations and Qualifications.................................  2
   3.3.     Regulatory Consents and Approvals................................  3
   3.4.     Noncontravention.................................................  3
   3.5.     Financial Statements.............................................  3
   3.6.     Annual and Semi-Annual Reports...................................  3
   3.7.     Qualification, Corporate Power, Authorization of Transaction.....  3
   3.8.     Legal Compliance.................................................  4
   3.9.     Material Contracts...............................................  4
   3.10.    Undisclosed Liabilities..........................................  4
   3.11.    Tax Filings......................................................  4
   3.12.    Qualification under Subchapter M.................................  4
   3.13.    Form N-14........................................................  5
   3.14.    Capitalization...................................................  5
   3.15.    Books and Records................................................  5

4. REPRESENTATIONS AND WARRANTIES OF SMITH BARNEY INTERMEDIATE
   MUNICIPAL FUND............................................................  6
   4.1.     Organization.....................................................  6
   4.2.     Registrations and Qualifications.................................  6
   4.3.     Regulatory Consents and Approvals................................  6
   4.4.     Noncontravention.................................................  6
   4.5.     Financial Statements.............................................  6
   4.6.     Annual and Semi-Annual Reports...................................  7
   4.7.     Qualification, Corporate Power, Authorization of Transaction.....  7
   4.8.     Legal Compliance.................................................  7
   4.9.     Material Contracts...............................................  7
   4.10.    Undisclosed Liabilities..........................................  7
   4.11.    Tax Filings......................................................  8
   4.12.    Qualification under Subchapter M.................................  8
   4.13.    Form N-14........................................................  8
   4.14.    Capitalization...................................................  9
   4.15.    Issuance of Stock................................................  9
   4.16.    Books and Records................................................  9

5. CONVERSION TO SMITH BARNEY INTERMEDIATE MUNICIPAL FUND COMMON STOCK......   9
   5.1.     Conversion......................................................   9
   5.2.     Computation of Net Asset Value..................................  10
   5.3.     Issuance of Smith Barney Intermediate Municipal Fund
             Common Stock...................................................  10
   5.4.     Surrender of Smith Barney Municipal Fund Stock Certificates.....  10

6. COVENANTS OF THE PARTIES.................................................  11
   6.1.     Shareholders' Meetings..........................................  11
   6.2.     Operations in the Normal Course.................................  11
   6.3.     Articles of Merger..............................................  11
   6.4.     Regulatory Filings..............................................  11
   6.5.     Preservation of Assets..........................................  12
   6.6.     Tax Matters.....................................................  12
   6.7.     Shareholder List................................................  12
   6.8.     Delisting, Termination of Registration as an Investment
             Company........................................................  12

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF SMITH BARNEY INTERMEDIATE
   MUNICIPAL FUND...........................................................  13
   7.1.     Approval of Merger..............................................  13
   7.2      Certificates and Statements by Smith Barney Municipal Fund......  13
   7.3.     Absence of Litigation...........................................  14
   7.4.     Legal Opinions..................................................  14
   7.5.     Auditor's Consent and Certification.............................  16
   7.6.     Liabilities.....................................................  16
   7.7.     Effectiveness of N-14 Registration Statement....................  16
   7.8.     Regulatory Filings..............................................  16
   7.9.     Administrative Rulings, Proceedings.............................  16
   7.10.    Satisfaction of Smith Barney Intermediate Municipal Fund........  16
   7.11.    Dividends.......................................................  17
   7.12.    Custodian's Certificate.........................................  17
   7.13.    Books and Records...............................................  17

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SMITH BARNEY MUNICIPAL FUND...  17
   8.1.     Approval of Merger..............................................  17
   8.2.     Certificates and Statements by Smith Barney Intermediate
             Municipal Fund.................................................  17
   8.3.     Absence of Litigation...........................................  18
   8.4.     Legal Opinions..................................................  18
   8.5.     Auditor's Consent and Certification.............................  20
   8.6.     Effectiveness of N-14 Registration Statement....................  20
   8.7.     Regulatory Filings..............................................  21
   8.8.     Satisfaction of Smith Barney Municipal Fund.....................  21
   8.9.     Dividends.......................................................  21

9.    PAYMENT OF EXPENSES..................................................   21
      9.1.     Allocation..................................................   21

10.   COOPERATION FOLLOWING EFFECTIVE DATE.................................   22

11.   INDEMNIFICATION......................................................   22
      11.1.    Smith Barney Municipal Fund.................................   22
      11.2.    Smith Barney Intermediate Municipal Fund....................   22

12.   TERMINATION, POSTPONEMENT AND WAIVERS................................   22
      12.1.    Termination.................................................   22
      12.2.    Waiver......................................................   23
      12.3.    Expiration of Representations and Warranties................   23

13.   MISCELLANEOUS........................................................   24
      13.1.    Transfer Restriction........................................   24
      13.2.    Material Provisions.........................................   24
      13.3.    Notices.....................................................   24
      13.4.    Amendments..................................................   25
      13.5.    Headings....................................................   26
      13.6.    Counterparts................................................   26
      13.7.    Enforceability..............................................   26
      13.8.    Successors and Assigns......................................   26
      13.9.    Governing Law...............................................   26

                  THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this day of October 23, 2000, between Smith Barney Municipal Fund, Inc. (the "Target Fund" or the "Smith Barney Municipal Fund"), a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Smith Barney Intermediate Municipal Fund, Inc. (the "Acquiring Fund" or the "Smith Barney Intermediate Municipal Fund"), a Maryland corporation and a registered investment company under the 1940 Act, and solely for purposes of Section 9 hereof, SSB Citi Fund Management LLC ("SSB Citi").


            This agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

            NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

      1. DEFINITIONS

            Certain capitalized terms used in this Agreement are specifically defined herein.

      2. BASIC TRANSACTION

            2.1. THE MERGER. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL"). Smith Barney Intermediate Municipal Fund shall be the surviving investment company. Smith Barney Municipal Fund shall cease to exist as a separate investment company.

            Each share of Smith Barney Municipal Fund will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Common Stock of the Smith Barney Intermediate Municipal Fund, with a par value of $0.001 per share, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the "Valuation Time"). No fractional shares of Smith Barney Intermediate Municipal Fund will be issued to Smith Barney Municipal Fund shareholders. In lieu thereof, the Smith Barney Intermediate Municipal Fund will purchase all fractional shares of the Smith Barney Intermediate Municipal Fund at the current net asset value of the Smith Barney Intermediate Municipal Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a "Business Day").

            From and after the Effective Date, the Acquiring Company shall possess all of the properties, assets, rights, privileges, powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of Smith Barney Municipal Fund, all as provided under Maryland law.

            2.2. ACTIONS AT CLOSING. At the closing of the transactions contemplated by this Agreement (the "Closing") on the date thereof (the "Closing Date"), (i) Smith Barney Municipal Fund will deliver to Smith Barney Intermediate Municipal Fund the various certificates and documents referred to in Article 7 below, (ii) Smith Barney Intermediate Municipal Fund will deliver to Smith Barney Municipal Fund the various certificates and documents referred to in Article 8 below, and (iii) Smith Barney Municipal Fund and Smith Barney Intermediate Municipal Fund will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") articles of merger (the "Articles of Merger") and make all other filings or recordings required by Maryland law in connection with the Merger.

            2.3. EFFECT OF MERGER. Subject to the requisite approvals of the shareholders of the parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time as is specified in the Articles of Merger (the "Effective Date") and the separate corporate existence of Smith Barney Municipal Fund shall cease. As promptly as practicable after the Merger, Smith Barney Municipal Fund shall delist its shares from the American Stock Exchange ("AMEX") and its registration under the 1940 Act shall be terminated. Any reporting responsibility of Smith Barney Municipal Fund is, and shall remain, the responsibility of Smith Barney Municipal Fund up to and including the Effective Date.

            2.4. NAME CHANGE. Upon the Effective Date, the name of the Acquiring Fund shall be changed to the "Intermediate Muni Fund, Inc."

      3. REPRESENTATIONS AND WARRANTIES OF SMITH BARNEY MUNICIPAL FUND

            Smith Barney Municipal Fund represents and warrants to the Smith Barney Intermediate Municipal Fund that the statements contained in this Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. Smith Barney Municipal Fund represents and warrants to, and agrees with, Smith Barney Intermediate Municipal Fund that:

            3.1. ORGANIZATION. Smith Barney Municipal Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

            3.2. REGISTRATIONS AND QUALIFICATIONS. Smith Barney Municipal Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-06688), and such registration has not been revoked or rescinded and is in full force and effect. Smith Barney Municipal Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception. Smith Barney Municipal Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Smith Barney Municipal Fund.

            3.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Smith Barney Municipal Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

            3.4. NONCONTRAVENTION. Smith Barney Municipal Fund is not, and the execution, delivery and performance of this Agreement by Smith Barney Municipal Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the Bylaws of Smith Barney Municipal Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Smith Barney Municipal Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by Smith Barney Municipal Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Smith Barney Municipal Fund is a party or by which it is bound.

            3.5. FINANCIAL STATEMENTS. Smith Barney Intermediate Municipal Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of Smith Barney Municipal Fund, each as of December 31, 1999, said financial statements having been examined by KPMG LLP, independent public auditors. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of Smith Barney Municipal Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Smith Barney Municipal Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            Smith Barney Intermediate Municipal Fund has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of Smith Barney Municipal Fund, each as of June 30, 2000. This financial statement and the schedule of investments are in accordance with GAAP and present fairly, in all material respects, the financial position of Smith Barney Municipal Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Smith Barney Municipal Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            3.6. ANNUAL AND SEMI-ANNUAL REPORTS. Smith Barney Intermediate Municipal Fund has been furnished with Smith Barney Municipal Fund's Annual Report to Shareholders for the year ended December 31, 1999, and Semi-Annual Report to Shareholders for the six months ended June 30, 2000.

            3.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. Smith Barney Municipal Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its board of directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

            3.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against Smith Barney Municipal Fund or any properties or assets held by it. Smith Barney Municipal Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            3.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which Smith Barney Municipal Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 3.13 below) or will not be otherwise disclosed to Smith Barney Intermediate Municipal Fund prior to the Effective Date.

            3.10. UNDISCLOSED LIABILITIES. Since December 31, 1999, there has not been any material adverse change in Smith Barney Municipal Fund's financial condition, assets, liabilities or business and Smith Barney Municipal Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on Smith Barney Municipal Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since January 1, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, Smith Barney Municipal Fund will advise Smith Barney Intermediate Municipal Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 3.10, a decline in net asset value per share of Smith Barney Municipal Fund due to declines in market values of securities in Smith Barney Municipal Fund's portfolio or the discharge of Smith Barney Municipal Fund liabilities will not constitute a material adverse change.

            3.11. TAX FILINGS. All federal and other tax returns and information reports of Smith Barney Municipal Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Smith Barney Municipal Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of Smith Barney Municipal Fund have been adequately provided for on its books, and no tax deficiency or liability of Smith Barney Municipal Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

            3.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation (including the taxable year ending on the Effective Date), Smith Barney Municipal Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

            3.13. FORM N-14. The registration statement to be filed with the Securities and Exchange Commission (the "SEC") by Smith Barney Intermediate Municipal Fund on Form N-14 relating to the Smith Barney Intermediate Municipal Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to Smith Barney Municipal Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 3.13 shall only apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Smith Barney Intermediate Municipal Fund for use in the N-14 Registration Statement.

            3.14. CAPITALIZATION.

                  (a) All issued and outstanding shares of Smith Barney Municipal Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 6.7. Smith Barney Municipal Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of Smith Barney Municipal Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of Smith Barney Municipal Fund shares.

                  (b) Smith Barney Municipal Fund is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

            3.15. BOOKS AND RECORDS. The books and records of Smith Barney Municipal Fund made available to Smith Barney Intermediate Municipal Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Smith Barney Municipal Fund.

      4. REPRESENTATIONS AND WARRANTIES OF SMITH BARNEY INTERMEDIATE MUNICIPAL FUND

            Smith Barney Intermediate Municipal Fund represents and warrants to Smith Barney Municipal Fund that the statements contained in this Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. Smith Barney Intermediate Municipal Fund represents and warrants to, and agrees with, Smith Barney Municipal Fund that:

            4.1. ORGANIZATION. Smith Barney Intermediate Municipal Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

            4.2. REGISTRATIONS AND QUALIFICATIONS. Smith Barney Intermediate Municipal Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-06506) and such registration has not been revoked or rescinded and is in full force and effect. Smith Barney Intermediate Municipal Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. Smith Barney Intermediate Municipal Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Smith Barney Intermediate Municipal Fund.

            4.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Smith Barney Intermediate Municipal Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

            4.4. NONCONTRAVENTION. Smith Barney Intermediate Municipal Fund is not, and the execution, delivery and performance of this Agreement by the Smith Barney Intermediate Municipal Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the Bylaws of Smith Barney Intermediate Municipal Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Smith Barney Intermediate Municipal Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by Smith Barney Intermediate Municipal Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Smith Barney Intermediate Municipal Fund is a party or by which it is bound.

            4.5. FINANCIAL STATEMENTS. Smith Barney Municipal Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of

Smith Barney Intermediate Municipal Fund, each as of December 31, 1999, said financial statements having been examined by KPMG LLP, independent public auditors. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of Smith Barney Intermediate Municipal Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Smith Barney Intermediate Municipal Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            Smith Barney Municipal Fund has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of Smith Barney Intermediate Municipal Fund, each as of June 30, 2000. This financial statement and schedule of investments are in accordance with GAAP and present fairly, in all material respects the financial position of Smith Barney Intermediate Municipal Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Smith Barney Intermediate Municipal Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

            4.6. ANNUAL AND SEMI-ANNUAL REPORTS. Smith Barney Municipal Fund has been furnished with Smith Barney Intermediate Municipal Fund's Annual Report to Shareholders for the year ended December 31, 1999, and Semi-Annual Report to Shareholders for the six months ended June 30, 2000.

            4.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. Smith Barney Intermediate Municipal Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its board of directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

            4.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Smith Barney Intermediate Municipal Fund or any properties or assets held by it. Smith Barney Intermediate Municipal Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            4.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which Smith Barney Intermediate Municipal Fund is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to Smith Barney Municipal Fund prior to the Effective Date.

            4.10. UNDISCLOSED LIABILITIES. Since December 31, 1999, there has not been any material adverse change in Smith Barney Intermediate Municipal Fund's financial condition, assets, liabilities, or business and the Smith Barney Intermediate

Municipal Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Smith Barney Intermediate Municipal Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since January 1, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, Smith Barney Intermediate Municipal Equity Fund will advise Smith Barney Municipal Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 4.10, a decline in net asset value per share of Smith Barney Intermediate Municipal Fund due to declines in market values of securities in the Smith Barney Intermediate Municipal Fund's portfolio or the discharge of the Smith Barney Intermediate Municipal Fund liabilities will not constitute a material adverse change.

            4.11. TAX FILINGS. All federal and other tax returns and information reports of Smith Barney Intermediate Municipal Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Smith Barney Intermediate Municipal Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of Smith Barney Intermediate Municipal Fund have been adequately provided for on its books, and no tax deficiency or liability of Smith Barney Intermediate Municipal Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

            4.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation, Smith Barney Intermediate Municipal Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

            4.13. FORM N-14. The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to Smith Barney Intermediate Municipal Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and
(ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4.13 shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Smith Barney Municipal Fund for use in the N-14 Registration Statement.

            4.14. CAPITALIZATION.

                  (a) All issued and outstanding shares of Smith Barney Intermediate Municipal Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. Smith Barney Intermediate Municipal Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Smith Barney Intermediate Municipal Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Smith Barney Intermediate Municipal Fund shares.

                  (b) Smith Barney Intermediate Municipal Fund is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

            4.15. ISSUANCE OF STOCK.

                  (a) The offer and sale of the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

                  (b) At or prior to the Effective Date, Smith Barney Intermediate Municipal Fund will have obtained any and all regulatory, director and shareholder approvals necessary to issue the Smith Barney Intermediate Municipal Fund Common Stock.

            4.16. Books and Records. The books and records of Smith Barney Intermediate Municipal Fund made available to Smith Barney Municipal Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Smith Barney Intermediate Municipal Fund.

      5.    CONVERSION TO SMITH BARNEY INTERMEDIATE MUNICIPAL FUND COMMON STOCK

            5.1. CONVERSION.

                  (a) Subject to the requisite approval of the shareholders of the parties, and the other terms and conditions contained herein, at the Effective Date, each share of Common Stock of Smith Barney Municipal Fund will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Smith Barney Intermediate Municipal Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time.

                  (b) No fractional shares of Smith Barney Intermediate Municipal Fund will be issued to Smith Barney Municipal Fund shareholders. In lieu thereof, the Smith Barney Intermediate Municipal Fund will purchase all fractional shares of the Smith Barney Intermediate Municipal Fund at the current net asset value of the Smith Barney

Intermediate Municipal Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such purchase.

            5.2. COMPUTATION OF NET ASSET VALUE. The net asset value per share of the parties shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the parties to take into account differences in realized and unrealized gains and losses. The value of the assets of Smith Barney Municipal Fund to be transferred to Smith Barney Intermediate Municipal Fund shall be determined by Smith Barney Intermediate Municipal Fund pursuant to the principles and procedures consistently utilized by Smith Barney Intermediate Municipal Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by Smith Barney Municipal Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by Smith Barney Intermediate Municipal Fund in cooperation with Smith Barney Municipal Fund and shall be confirmed in writing by Smith Barney Intermediate Municipal Fund to Smith Barney Municipal Fund. The net asset value per share of Smith Barney Intermediate Municipal Fund Common Stock shall be determined in accordance with such procedures, and Smith Barney Intermediate Municipal Fund shall certify the computations involved.

            5.3. ISSUANCE OF SMITH BARNEY INTERMEDIATE MUNICIPAL FUND COMMON STOCK. Smith Barney Intermediate Municipal Fund shall issue to the shareholders of Smith Barney Municipal Fund separate certificates or share deposit receipts for Smith Barney Intermediate Municipal Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Smith Barney Intermediate Municipal Fund Common Stock to PFPC, as the transfer agent and registrar for the Smith Barney Intermediate Municipal Fund Common Stock.

            5.4. SURRENDER OF SMITH BARNEY MUNICIPAL FUND STOCK CERTIFICATES. With respect to any Smith Barney Municipal Fund shareholder holding certificates representing shares of the Common Stock of Smith Barney Municipal Fund as of the Effective Date, and subject to Smith Barney Intermediate Municipal Fund being informed thereof in writing by Smith Barney Municipal Fund, Smith Barney Intermediate Municipal Fund will not permit such shareholder to receive new certificates evidencing ownership of the Smith Barney Intermediate Municipal Fund Common Stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of Smith Barney Municipal Fund or, in the event of lost certificates, posted adequate bond. Smith Barney Municipal Fund will request its shareholders to surrender their outstanding certificates representing certificates of the Common Stock of Smith Barney Municipal Fund or post adequate bond therefor. Dividends payable to holders of record of shares of Smith Barney Intermediate Municipal Fund as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of Smith Barney Municipal Fund shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her stock certificates of Smith Barney Municipal Fund for exchange.

      6.    COVENANTS OF THE PARTIES

            6.1. SHAREHOLDERS' MEETINGS.


                  (a) Each of the parties shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, which meeting has been called by each party for December 4, 2000, and any adjournments thereof.


                  (b) Each of the parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

            6.2. OPERATIONS IN THE NORMAL COURSE. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of Smith Barney Municipal Fund, preparing for its deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

            6.3. ARTICLES OF MERGER. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

            6.4. REGULATORY FILINGS.

                  (a) Smith Barney Municipal Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Smith Barney Municipal Fund has ceased to be a registered investment company.

                  (b) Smith Barney Intermediate Municipal Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. Smith Barney Municipal Fund agrees to cooperate fully with Smith Barney Intermediate Municipal Fund, and will furnish to Smith Barney Intermediate Municipal Fund the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

            6.5. PRESERVATION OF ASSETS. Smith Barney Intermediate Municipal Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of Smith Barney Municipal Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

            6.6. TAX MATTERS. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Smith Barney Intermediate Municipal Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Smith Barney Municipal Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 6.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, Smith Barney Intermediate Municipal Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by Smith Barney Municipal Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 6.6, any expenses incurred by Smith Barney Intermediate Municipal Fund (other than for payment of taxes) in excess of any accrual for such expenses by Smith Barney Municipal Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by Smith Barney Intermediate Municipal Fund.

            6.7. SHAREHOLDER LIST. Prior to the Effective Date, Smith Barney Municipal Fund shall have made arrangements with its transfer agent to deliver to Smith Barney Intermediate Municipal Fund, a list of the names and addresses of all of the shareholders of record of Smith Barney Municipal Fund on the Effective Date and the number of shares of Common Stock of Smith Barney Municipal Fund owned by each such shareholder, certified by Smith Barney Municipal Fund's transfer agent or President to the best of their knowledge and belief.

            6.8. DELISTING, TERMINATION OF REGISTRATION AS AN INVESTMENT COMPANY. Smith Barney Municipal Fund agrees that the (i) delisting of the shares of Smith Barney Municipal Fund with the AMEX and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF SMITH BARNEY INTERMEDIATE MUNICIPAL FUND

            The obligations of Smith Barney Intermediate Municipal Fund hereunder shall be subject to the following conditions:

            7.1. APPROVAL OF MERGER. This Agreement shall have been adopted by the affirmative vote of the holders of a majority of the shares of Common Stock of Smith Barney Intermediate Municipal Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of Smith Barney Municipal Fund issued and outstanding and entitled to vote thereon; and Smith Barney Municipal Fund shall have delivered to Smith Barney Intermediate Municipal Fund a copy of the resolutions approving this Agreement adopted by its board of directors and shareholders, certified by its secretary.

            7.2. CERTIFICATES AND STATEMENTS BY SMITH BARNEY MUNICIPAL FUND.

                  (a) Smith Barney Municipal Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since June 30, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

                  (b) Smith Barney Municipal Fund shall have furnished to Smith Barney Intermediate Municipal Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

                  (c) Smith Barney Municipal Fund shall have delivered to Smith Barney Intermediate Municipal Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 1999, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of Smith Barney Municipal Fund for the period covered thereby; and that for the period from December 31, 1999 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 1999, to and including the Effective Date and for any taxable year ending upon the Effective Date or that Smith Barney Municipal Fund would not continue to qualify as a RIC for federal income tax purposes.

            7.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

            7.4. LEGAL OPINIONS.

                  (a) Smith Barney Intermediate Municipal Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to Smith Barney Municipal Fund, in form and substance reasonably satisfactory to Smith Barney Intermediate Municipal Fund and dated the Effective Date, to the effect that (i) Smith Barney Municipal Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by Smith Barney Municipal Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of Smith Barney Municipal Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by Smith Barney Municipal Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws; (iv) such counsel does not know of any contracts or other documents with respect to Smith Barney Municipal Fund related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the bylaws, as amended, or any agreement (known to such counsel) to which Smith Barney Municipal Fund is a party or by which Smith Barney Municipal Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against Smith Barney Municipal Fund; and (vii) all corporate actions required to be taken by Smith Barney Municipal Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of Smith Barney Municipal Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to Smith Barney Municipal Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto with respect to Smith Barney Municipal Fund, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to Smith Barney Municipal Fund, and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to Smith Barney Municipal Fund; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to Smith Barney Municipal Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of Smith Barney Municipal Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Smith Barney Municipal Fund and on the opinion of Venable, Baetjer and Howard, LLP, as to matters of Maryland law.

                  (b) Smith Barney Intermediate Municipal Fund shall have received an opinion from Willkie Farr & Gallagher, as counsel to Smith Barney Intermediate Municipal Fund, dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that Smith Barney Intermediate Municipal Fund and Smith Barney Municipal Fund will each be deemed a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to Smith Barney Municipal Fund as a result of the Merger or the conversion of Smith Barney Municipal Fund shares to Smith Barney Intermediate Municipal Fund Common Stock; (iii) no gain or loss will be recognized to Smith Barney Intermediate Municipal Fund as a result of the Merger; (iv) no gain or loss will be recognized to the shareholders of Smith Barney Municipal Fund on the conversion of their shares into Smith Barney Intermediate Municipal Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of Smith Barney Intermediate Municipal Fund in the Merger; (v) the tax basis of Smith Barney Municipal Fund assets in the hands of Smith Barney Intermediate Municipal Fund will be the same as the tax basis of such assets in the hands of Smith Barney Municipal Fund immediately prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of Smith Barney Intermediate Municipal Fund Common Stock received by the shareholders of Smith Barney Municipal Fund in the Merger (including that of fractional share interests purchased by the Smith Barney Intermediate Municipal Fund) will be equal, in the aggregate, to the tax basis of the shares of Smith Barney Municipal Fund converted pursuant to the Merger; (vii) a shareholder's holding period for Smith Barney Intermediate Municipal Fund Common Stock (including that of fractional share interests purchased by the Smith Barney Intermediate Municipal Fund) will be determined by including the period for which he or she held the Common Stock of Smith Barney Municipal Fund converted pursuant to the Merger, provided that such Smith Barney Municipal Fund shares were held as a capital asset; (viii) the Smith Barney Intermediate Municipal Fund's holding period with respect to Smith Barney Municipal Fund assets transferred will include the period for which such assets were held by Smith Barney Municipal Fund; and (ix) the payment of cash to Smith Barney Municipal Fund shareholders in lieu of fractional shares of Smith Barney Intermediate Municipal Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by Smith Barney Intermediate Municipal Fund with the result that Smith Barney Municipal Fund shareholder will generally have capital gains or losses to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares.

            7.5. AUDITOR'S CONSENT AND CERTIFICATION. Smith Barney Intermediate Municipal Fund shall have received from KPMG LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to Smith Barney Intermediate Municipal Fund, to the effect that (i) they are independent public auditors with respect to Smith Barney Municipal Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of Smith Barney Municipal Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

            7.6. LIABILITIES. The assets or liabilities of Smith Barney Municipal Fund to be transferred to Smith Barney Intermediate Municipal Fund shall not include any assets or liabilities which Smith Barney Intermediate Municipal Fund, by reason of limitations in its Registration Statement or Articles of Incorporation, may not properly acquire or assume. Smith Barney Intermediate Municipal Fund does not anticipate that there will be any such assets or liabilities but Smith Barney Intermediate Municipal Fund will notify Smith Barney Municipal Fund if any do exist and will reimburse Smith Barney Municipal Fund for any reasonable transaction costs incurred by Smith Barney Municipal Fund for the liquidation of such assets and liabilities.

            7.7. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Smith Barney Intermediate Municipal Fund, contemplated by the SEC.

            7.8. REGULATORY FILINGS. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

            7.9. ADMINISTRATIVE RULINGS, PROCEEDINGS. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Smith Barney Municipal Fund or would prohibit the Merger.

            7.10. SATISFACTION OF SMITH BARNEY INTERMEDIATE MUNICIPAL FUND. All proceedings taken by Smith Barney Municipal Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to Smith Barney Intermediate Municipal Fund.

            7.11. DIVIDENDS. Prior to the Effective Date, Smith Barney Municipal Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

            7.12. CUSTODIAN'S CERTIFICATE. Smith Barney Municipal Fund's custodian shall have delivered to Smith Barney Intermediate Municipal Fund a certificate identifying all of the assets of Smith Barney Municipal Fund held or maintained by such custodian as of the Valuation Time.

            7.13. BOOKS AND RECORDS. Smith Barney Municipal Fund's transfer agent shall have provided to Smith Barney Intermediate Municipal Fund (i) the originals or true copies of all of the records of Smith Barney Municipal Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Smith Barney Municipal Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

      8.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SMITH BARNEY MUNICIPAL
            FUND

            The obligations of Smith Barney Municipal Fund hereunder shall be subject to the following conditions:

            8.1. APPROVAL OF MERGER. This Agreement shall have been adopted, by the affirmative vote of the holders of a majority of the shares of Common Stock of Smith Barney Municipal Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of Smith Barney Intermediate Municipal Fund issued and outstanding and entitled to vote thereon; and that Smith Barney Intermediate Municipal Fund shall have delivered to Smith Barney Municipal Fund a copy of the resolutions approving this Agreement adopted by its board of directors and shareholders, certified by its secretary.

            8.2. CERTIFICATES AND STATEMENTS BY SMITH BARNEY INTERMEDIATE MUNICIPAL FUND.

                  (a) Smith Barney Intermediate Municipal Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since June 30, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

                  (b) Smith Barney Intermediate Municipal Fund shall have furnished to Smith Barney Municipal Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

                  (c) Smith Barney Intermediate Municipal Fund shall have delivered to Smith Barney Municipal Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 1999, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of Smith Barney Intermediate Municipal Fund for the period covered thereby; and that for the period from December 31, 1999 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data;

and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 1999, to and including the Effective Date or that Smith Barney Intermediate Municipal Fund would not continue to qualify as a RIC for federal income tax purposes.

            8.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

            8.4. LEGAL OPINIONS.

                  (a) Smith Barney Municipal Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to Smith Barney Intermediate Municipal Fund, in form and substance reasonably satisfactory to Smith Barney Municipal Fund and dated the Effective Date, to the effect that (i) Smith Barney Intermediate Municipal Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by Smith Barney Intermediate Municipal Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of Smith Barney Intermediate Municipal Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by Smith Barney Intermediate Municipal Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to Smith Barney Intermediate Municipal Fund, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to Smith Barney Intermediate Municipal Fund or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the bylaws, as amended, or any agreement (known to such counsel) to which Smith Barney Intermediate Municipal Fund is a party or by which Smith Barney Intermediate Municipal Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against Smith Barney Intermediate Municipal Fund; and (viii) all corporate actions required to be taken by Smith Barney Intermediate Municipal Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of Smith Barney Intermediate Municipal Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to Smith Barney Intermediate Municipal Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to Smith Barney Intermediate Municipal Fund; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to Smith Barney Intermediate Municipal Fund; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to Smith Barney Intermediate Municipal Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of Smith Barney Intermediate Municipal Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Smith Barney Intermediate Municipal Fund and on the opinion of Venable, Baetjer and Howard, LLP as to matters of Maryland law.

                  (b) Smith Barney Municipal Fund shall have received an opinion from Willkie Farr & Gallagher and dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that Smith Barney Intermediate Municipal Fund and Smith Barney Municipal Fund will each be deemed a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to Smith Barney Municipal Fund as a result of the Merger or on the conversion of Smith Barney Municipal Fund shares to Smith Barney Intermediate Municipal Fund Common Stock; (iii) no gain or loss will be recognized to Smith Barney Intermediate Municipal Fund as a result of the Merger; (iv) no gain or loss will be recognized to the shareholders of Smith Barney Municipal Fund on the conversion of their shares into Smith Barney Intermediate Municipal Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of Smith Barney Intermediate Municipal Fund in the Merger; (v) the tax basis of Smith Barney Municipal Fund assets in the hands of Smith Barney Intermediate Municipal Fund will be the same as the tax basis of such assets in the hands of Smith Barney Municipal Fund immediately prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of Smith Barney Intermediate Municipal Fund Common Stock received by the shareholders of Smith Barney Municipal Fund in the Merger (including that of fractional share interests purchased by the Smith Barney Intermediate Municipal Fund) will be equal, in the aggregate, to the tax basis of the shares of Smith Barney Municipal Fund converted pursuant to the Merger; (vii) a shareholder's holding period for Smith Barney

Intermediate Municipal Fund Common Stock (including that of fractional share interests purchased by the Smith Barney Intermediate Municipal Fund) will be determined by including the period for which he or she held the Common Stock of Smith Barney Municipal Fund converted pursuant to the Merger, provided, that such Smith Barney Municipal Fund shares were held as a capital asset; (viii) the Smith Barney Intermediate Municipal Fund's holding period with respect to Smith Barney Municipal Fund assets transferred will include the period for which such assets were held by Smith Barney Municipal Fund; and (ix) the payment of cash to Smith Barney Municipal Fund shareholders in lieu of fractional shares of Smith Barney Intermediate Municipal Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by Smith Barney Intermediate Municipal Fund with the result that Smith Barney Municipal Fund shareholder will generally have capital gains or losses to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares.

            8.5. AUDITOR'S CONSENT AND CERTIFICATION. Smith Barney Municipal Fund shall have received from KPMG LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to Smith Barney Municipal Fund, to the effect that (i) they are independent public auditors with respect to Smith Barney Intermediate Municipal Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of Smith Barney Intermediate Municipal Fund incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

            8.6. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Smith Barney Municipal Fund, contemplated by the SEC.

            8.7. REGULATORY FILINGS.

                  (a) Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

                  (b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under
Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Smith Barney Municipal Fund or would prohibit the Merger.

                  (c) Smith Barney Intermediate Municipal Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

            8.8. SATISFACTION OF SMITH BARNEY MUNICIPAL FUND. All proceedings taken by Smith Barney Intermediate Municipal Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to Smith Barney Municipal Fund.

            8.9. DIVIDENDS. Prior to the Effective Date, Smith Barney Intermediate Municipal Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

      9.    PAYMENT OF EXPENSES

            All expenses incurred in connection with the Merger of Smith Barney Intermediate Municipal Fund and Smith Barney Municipal Fund will be borne by SSB Citi. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, proxy solicitation expenses, SEC registration fees, and AMEX listing fees. Neither of the Acquiring Fund and the Target Fund owes any broker's or finder's fees in connection with the transactions provided for herein.

      10.   COOPERATION FOLLOWING EFFECTIVE DATE

            In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). Smith Barney Municipal Fund acknowledges and agrees that from and after the Effective Date, Smith Barney Intermediate Municipal Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to Smith Barney Municipal Fund.

      11.   INDEMNIFICATION

            11.1. SMITH BARNEY MUNICIPAL FUND. Smith Barney Intermediate Municipal Fund agrees to indemnify and hold harmless Smith Barney Municipal Fund and each of Smith Barney Municipal Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Smith Barney Municipal Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Smith Barney Intermediate Municipal Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

            11.2. SMITH BARNEY INTERMEDIATE MUNICIPAL FUND. Smith Barney Municipal Fund agrees to indemnify and hold harmless Smith Barney Intermediate

Municipal Fund and each of Smith Barney Intermediate Municipal Fund's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Smith Barney Intermediate Municipal Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Smith Barney Municipal Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      12.   TERMINATION, POSTPONEMENT AND WAIVERS

            12.1. TERMINATION.

                  (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the shareholders of each of the parties) prior to the Effective Date, or the Effective Date may be postponed, (i) by mutual agreement of the parties' board of directors; (ii) by the board of directors of Smith Barney Intermediate Municipal Fund if any of the obligations of Smith Barney Municipal Fund set forth in this Agreement has not been fulfilled or waived by such board or if Smith Barney Municipal Fund has made a material and intentional misrepresentation herein or in connection herewith; or
(iii) by the board of directors of Smith Barney Municipal Fund if any of the obligations of Smith Barney Intermediate Municipal Fund set forth in this Agreement has not been fulfilled or waived by such board or if Smith Barney Intermediate Municipal Fund has made a material and intentional misrepresentation herein or in connection herewith.

                  (b) If the transaction contemplated by this Agreement shall not have been consummated by January 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the boards of directors of the parties.

                  (c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

            12.2. WAIVER. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the board of directors of either Smith Barney Municipal Fund or Smith Barney Intermediate Municipal Fund (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

            12.3. EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

                  (a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither of the parties nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or shareholder of the parties against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

                  (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the boards of directors of the parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of Smith Barney Intermediate Municipal Fund Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the parties prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the parties call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

      13.   MISCELLANEOUS

            13.1. TRANSFER RESTRICTION. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), Smith Barney Intermediate Municipal Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

            THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR
            (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Smith Barney Intermediate Municipal Fund's transfer agent with respect to such shares. Smith Barney Municipal Fund will provide Smith Barney Intermediate Municipal Fund on the Effective Date with the name of any Smith Barney Municipal Fund Shareholder who is to the knowledge of Smith Barney Municipal Fund an affiliate of it on such date.

            13.2. MATERIAL PROVISIONS. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

            13.3. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to Smith Barney Municipal Fund:


                     Christina T. Sydor, Esq.
                     Secretary
                     Smith Barney Municipal Fund, Inc.
                     7 World Trade Center
                     New York, New York 10048


With copies to:

                     Burton M. Leibert, Esq.
                     Willkie Farr & Gallagher
                     787 Seventh Avenue
                     New York, New York 10019

If to Smith Barney Intermediate Municipal Fund:


                     Christina T. Sydor, Esq.
                     Secretary
                     Smith Barney Intermediate Municipal Fund
                     7 World Trade Center
                     New York, New York 10048


With copies to:

                     Burton M. Leibert, Esq.
                     Willkie Farr & Gallagher
                     787 Seventh Avenue
                     New York, New York 10019

Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

            13.4. AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Smith Barney Municipal Fund and Smith Barney Intermediate Municipal Fund; provided, however, that following the meeting of Smith Barney Municipal Fund and Smith

Barney Intermediate Municipal Fund shareholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of Smith Barney Intermediate Municipal Fund shares to be issued to Smith Barney Municipal Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

            13.5. HEADINGS. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            13.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

            13.7. ENFORCEABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            13.8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            13.9. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                        SMITH BARNEY INTERMEDIATE MUNICIPAL
                                        FUND, INC.

                                        By:_______________________________[SEAL]
                                        Name:___________________________________
                                        Attest:_________________________________
                                        Title:__________________________________


                                        SMITH BARNEY MUNICIPAL FUND, INC.

                                        By:_______________________________[SEAL]
                                        Name:___________________________________
                                        Attest:_________________________________
                                        Title:__________________________________


                                        SSB CITI FUND MANAGEMENT LLC

                                        By:_______________________________[SEAL]
                                        Name:___________________________________
                                        Attest:_________________________________
                                        Title:__________________________________

                                 PROXY CARD FOR

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.

                                      PROXY

P                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.

R           This Proxy is Solicited on Behalf of the Board of Directors


O          The undersigned hereby appoints Heath B. McLendon, Christina T.
      Sydor and Gordon E. Swartz, and each of them, as Proxies, each with the
X power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance
Y with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Smith Barney Intermediate Municipal Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders to be held on December 4, 2000, and at any adjournments thereof.


-----------                                                          -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

      PLEASE MARK
|X|   VOTES AS IN
      THIS EXAMPLE

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

      To approve a Merger Agreement and Plan
      of Reorganization whereby Smith Barney    FOR       AGAINST        ABSTAIN
      Municipal Fund, Inc. will merge with and  |_|         |_|            |_|
      into the Fund.


Signature:___________________________________   Date:___________________________

                                                                             |_|

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.


Signature:___________________________________   Date:___________________________

                                 PROXY CARD FOR

                        SMITH BARNEY MUNICIPAL FUND, INC.

                                      PROXY

P                       SMITH BARNEY MUNICIPAL FUND, INC.

R           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


O          The undersigned hereby appoints Heath B. McLendon, Christina T.
      Sydor and Gordon E. Swartz, and each of them, as Proxies, each with the
X power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance
Y with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Smith Barney
      Municipal Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders to be held on December 4, 2000, and at any adjournments thereof.


-----------                                                          -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

     PLEASE MARK
|X|  VOTES AS IN
     THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

      To approve a Merger Agreement and Plan
      of Reorganization whereby the Fund will   FOR       AGAINST        ABSTAIN
      merge with and into Smith Barney          |_|         |_|            |_|
      Intermediate Municipal Fund, Inc.


Signature:___________________________________   Date:___________________________

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                                |_|


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.


Signature:___________________________________   Date:___________________________

                                     PART B


                  SUBJECT TO COMPLETION DATED OCTOBER 24, 2000


                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                    MERGER OF
                        SMITH BARNEY MUNICIPAL FUND, INC.
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                1 (800) 331-1710


                                  WITH AND INTO


                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                1 (800) 331-1710


      This Statement of Additional Information, or SAI, relates specifically to the proposed merger (the "Merger") of Smith Barney Municipal Fund, Inc. (the "Smith Barney Municipal Fund") with and into Smith Barney Intermediate Municipal Fund, Inc. (the "Smith Barney Intermediate Municipal Fund") in accordance with the General Corporation Law of the State of Maryland. Each of the following documents accompanies this Statement of Additional Information and is incorporated by reference herein:

(1)   Prospectus for Smith Barney Intermediate Municipal Fund, dated April 28,
      2000;

(2)   Prospectus for Smith Barney Municipal Fund, dated April 28, 2000;

(3) Annual Report for Smith Barney Intermediate Municipal Fund for the year ended December 31, 1999;

(4) Annual Report for Smith Barney Municipal Fund for the year ended December 31, 1999;

(5) Semi-Annual Report for Smith Barney Intermediate Municipal Fund for the six months ended June 30, 2000; and

(6) Semi-Annual Report for Smith Barney Municipal Fund for the six months ended June 30, 2000.

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated October ____, 2000, relating to the Merger. A copy of the Proxy Statement/Prospectus may be obtained without charge by writing to either Fund at 7 World Trade Center, New York, New York 10048 or by calling 1-(800) 331-1710.


            This Statement of Additional Information is dated ____________, 2000

                              FINANCIAL STATEMENTS


      The audited financial statements, notes to the financial statements and report of the independent auditors of each Fund for the fiscal year ended December 31, 1999 are incorporated by reference herein and are included in the Funds' Annual Reports to Shareholders. The Annual and Semi-Annual Reports may be obtained without charge, by writing to either Fund at 7 World Trade Center, New York, New York 10048, or by calling 1-(800) 331-1710.


                         PRO FORMA FINANCIAL STATEMENTS

      The following tables set forth the unaudited pro forma condensed statement of assets and liabilities and unaudited pro forma condensed statement of operations for each Fund as of and for the period ending June 30, 2000 and as adjusted to give effect to the Merger.

             PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                          AT JUNE 30, 2000 (UNAUDITED)

                                               SMITH BARNEY
                                               INTERMEDIATE       SMITH BARNEY
                                              MUNICIPAL, INC.    MUNICIPAL, INC.       ADJUSTMENTS       COMBINED
                                                                                       -----------       --------
ASSETS:
Investments, at value                         $80,806,264.05     $57,886,974.95                 --    $138,693,239.00
Cash                                               37,815.98         (51,893.70)                --         (14,077.72)
Receivable for  securities sold                   984,273.00       1,715,639.90                 --       2,699,912.90
Interest receivable                             1,315,340.04       1,153,067.80                 --       2,468,407.84
                                              --------------     --------------      --------------   ---------------
           Total Assets                        83,143,693.07      60,703,788.95                 --    $143,847,482.02
LIABILITIES:
Payable for securities purchased                  890,087.78       2,584,083.24                 --       3,474,171.02
Management fees payable                            40,760.00          31,514.90         (31,514.90)         38,432.85
Dividend payable                                  102,266.37          94,120.04         (94,120.04)        102,266.37
Accrued expenses and other liabilities             48,833.24          23,826.92                 --          74,987.31
                                              --------------     --------------      --------------   ---------------
           Total Liabilities                    1,081,947.39       2,733,545.10        (125,634.94)      3,689,857.55
                                              --------------     --------------      --------------   ---------------
           TOTAL NET ASSETS                   $82,061,745.68     $57,970,243.85                       $140,157,624.47
                                              ==============     ==============      ==============   ===============
NET ASSETS:
Par value of shares of beneficial
  interest                                          8,210.00           3,988.00                 --         $12,198.00
Capital paid in excess of par                  82,329,551.73      59,644,981.30                 --     141,974,533.03
Undistributed Net Investment Income                86,293.47         103,317.79        125,634.940         315,246.20
Accumulated net realized loss                  (1,745,783.90)     (1,761,349.17)                --      (3,507,133.07)
Net unrealized appreciation of investments      1,383,474.38         (20,694.07)                --       1,362,780.31
                                              --------------     --------------      --------------   ---------------
           TOTAL NET ASSETS                   $82,061,745.68     $57,970,243.85         $125,634.94   $140,157,624.47
                                              ==============     ==============      ==============   ===============

OUTSTANDING SHARES OF COMMON STOCK:            8,210,165.291      3,987,861.791      5,798,351.044     14,008,516.34

NAV PER SHARE OF COMMON STOCK:                        $10.00             $14.54              1.454

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
            FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                       SBI                                        SBI
                                    PORTFOLIO         SBT        PRO FORMA     PORTFOLIO
                                     (ACTUAL)       (ACTUAL)    ADJUSTMENTS     COMBINED
                                 ============== ============= ============== =============

Investment Income
   Interest Income                 $2,578,484    $1,831,287                   $4,409,771

Expenses
   Management Fee                    $244,979      $203,517           $0        $448,496      (1)
   Management Fee (After Merger)                                                $422,847      (1)
   Custody, Accounting, Legal &
     Auditing                          16,012        13,923       (9,023)         20,912      (5)
   Shareholder Servicing               20,288        20,290      (18,690)         21,888
   Shareholder Communications          17,405        15,913      (13,318)         20,000      (4)
   Pricing Service                      6,465         5,469       (4,102)          7,832      (2)
   Registration                         2,983         2,586       (2,586)          2,983      (3)
   Trustees/Directors                   3,102         1,989       (1,489)          3,602
   Other                                4,388         4,972       (3,472)          5,888
                                   ----------    ----------      -------      ----------
     Total Expenses                   315,622       268,659      (52,680)        954,448
Net investment income (loss)       $2,262,862    $1,562,628      $52,680      $3,455,323
Net Realized and Unrealized Gain
   (Loss) on Investments:
   Net realized gain (loss)
     from Investments                (375,687)     (669,076)                  (1,044,763)
   Net unrealized appreciation
     (depreciation)                   989,609       180,618                    1,170,227
                                   ----------    ----------                   ----------
Net increase in assets from
   operations                      $2,876,784    $1,074,170                   $3,580,787
                                   ==========    ==========                   ==========

Assumptions for projected expenses:
      (1) Based on combined net assets at an annual rate of .62%. Rate will be calculated at 0.60% upon completion of the merger. Estimated combined advisory for merger is 0.62%.
      (2) Pricing services of SBI increase minimally for increase due to additional holdings. Assumption being that both funds hold the same securities.
      (3)   One remaining registration fee for the exchange.
      (4) SBI Shareholder Communications increase on surviving fund modestly for some additional pages.
      (5) Assumes one audit fee, reduced custody fees and reduced accounting fees.

                             SCHEDULE OF INVESTMENTS

               Pro forma Schedule of Investments at June 30, 2000

Pro-Forma
Schedule of Investments (unaudited)                                June 30, 2000

Smith Barney    Smith                                                                         Smith Barney    Smith     Smith Barney
Intermediate    Barney                                                                        Intermediate    Barney    Intermediate
 Municipal    Municipal                                                                        Municipal     Municipal   Municipal
   FACE         FACE                                                                                                     PRO-FORMA
  AMOUNT       AMOUNT     RATING(a)                        SECURITY                              VALUE         VALUE       VALUE
Education - 13.1%, 4.4%
$1,200,000                 AAA   Alta Loma, CA School District, Capital Appreciation,
                                 Series A, zero coupon due 8/1/19                             $   397,500               $    397,500
              1,000,000    Aa2*  Arizona Education Loan Corp., 6.625% due 9/1/05 (b)                       $ 1,031,250     1,031,250
 1,700,000                 Aa2*  Arizona Educational Lien Revenue, Series B,
                                 7.000% due 3/1/02 (b)                                          1,742,500                  1,742,500
 1,805,000                 AAA   Bastrop, TX ISD, PSFG, zero coupon due 2/15/18                   643,031                    643,031
 2,500,000                 AAA   Chicago, IL Board of Education, Capital Appreciation,
                                 Chicago School of Reform, Series A, AMBAC-Insured,
                                 zero coupon due 12/1/16                                          968,750                    968,750
                120,000    Aaa*  Du Page County, IL School District No. 041, Glen Ellyn,
                                 Capital Appreciation, FGIC-Insured, zero coupon due 2/1/17                     45,150        45,150
 1,000,000                 AAA   Franklin, TX Special School District, Capital Appreciation,
                                 FSA-Insured, zero coupon due 6/1/19                              328,750                    328,750
   400,000                 Aaa*  Joshua, TX Independent School Board, Capital Appreciation,
                                 Series C, PSFG, zero coupon due 2/15/12                          212,000                    212,000
              1,075,000    Aaa*  Lago Vista, TX Independent School District, Capital
                                 Appreciation, PSFG, zero coupon due 8/15/21                                   306,375       306,375
                215,000    Aaa*  Lake & McHenry Counties, IL Community School District
                                 No. 118, Capital Appreciation, FGIC-Insured,
                                 zero coupon due 2/1/11                                                        121,206       121,206
   255,000                 AAA   Massachusetts Education Loan Authority Issue E,
                                 Series A, AMBAC-Insured, 6.850% due 1/1/04 (b)                   263,925                    263,925
   500,000                  A*   Montana Higher Education Student Assistance Corp.,
                                 Student Loan Revenue, 7.050% due 6/1/04,
                                 Sinking Fund Average Life 3/1/03 (b)                             510,624                    510,624
 1,000,000    1,000,000    Aaa*  Nebhelp Inc., Nebraska Revenue, MBIA-Insured,
                                 Series A, 6.200% due 6/1/13                                    1,042,500    1,042,500     2,085,000
 1,000,000                 Aaa*  Nebraska Income Revenue, Junior Subordinate,
                                 Series A-6, MBIA-Insured, 6.450% due 6/1/18,
                                 Sinking Fund Average Life 8/8/17 (b)                           1,041,250                  1,041,250
   500,000                 A3*   New England Education Loan Marketing Corp.,
                                 Massachusetts Refunding Student Loan Revenue,
                                 6.900% due 11/1/09 (b)                                           545,625                    545,625
   500,000                 AAA   New Haven, CT GO, Series 1992A, 9.250% due 3/1/02,
                                 Sinking Fund Average Life 8/30/00                                523,750                    523,750
 1,870,000                  A*   New Mexico Educational Assistance Foundation,
                                 Student Loan Revenue, Series A-2, 5.950% due 11/1/07 (b)       1,870,000                  1,870,000
 1,000,000                 Aaa*  Northwest, TX ISD, Capital Appreciation, PSFG,
                                 zero coupon due 8/15/13                                          467,500                    467,500
                                                                                              --------------------------------------
                                                                                               10,557,705    2,546,481    13,104,186
                                                                                              --------------------------------------
Escrowed to Maturity (c) - 10.7%, 13.7%
                255,000    AAA   Anderson County, SC Hospital Facilities Revenue,
                                 7.125% due 8/1/07                                                             273,169       273,169
              1,110,000    AAA   Boston, MA Water & Sewer Community Revenue, Series A,
                                 10.875% due 1/1/09, Sinking Fund Average Life 9/5/05                        1,390,275     1,390,275
                655,000    AAA   Illinois Health Facility Authority Revenue, (Methodist
                                 Medical Center Project), 9.000% due 10/1/10,
                                 Sinking Fund Average Life 10/1/05                                             765,531       765,531
   620,000                 AAA   Illinois Health Facilities Authority Revenue, (Ravenwood
                                 Hospital Medical Center Project), 7.250% due 8/1/06              660,300                    660,300
                875,000    AAA   Jackson, TN Water & Sewer Revenue, 7.200% due 7/1/12,
                                 Sinking Fund Average Life 2/7/07                                              965,781       965,781
                415,000    AAA   Lake County, OH Hospital Improvement Revenue,
                                 Lake County Memorial Hospital, 8.625% due 11/1/09                             479,325       479,325
   310,000    1,270,000     NR   Los Angeles, CA Hollywood Presbyterian Medical Center,
                                 9.625% due 7/1/13, Sinking Fund Average Life 6/13/08             395,250    1,619,250     2,014,500
                200,000    AAA   Louisiana Public Facilities, Southern Baptist Hospital,
                                 8.000% due 5/15/12, Sinking Fund Average Life 6/6/07                          230,750       230,750
   775,000                 AAA   Metropolitan Nashville,TN Airport Authority Revenue,
                                 7.500% due 7/1/05, Sinking Fund Average Life 10/14/02            821,500                    821,500
                180,000    Aaa*  Nacogdoches County, TX Hospital District Revenue,
                                 9.000% due 5/15/04                                                            196,200       196,200
   194,000      230,000    AAA   New Jersey State Turnpike Authority Revenue Refunding Bonds,
                                 10.375% due 1/1/03, Sinking Fund Average Life 1/25/02            209,520      248,400       457,920
 1,355,000                  A-   New York, NY GO, Series D, 7.300% due 2/1/01                   1,377,330                  1,377,330
 1,855,000                  A    New York State Urban Development Corp. Revenue,
                                 7.300% due 4/1/01                                              1,894,994                  1,894,994
 1,330,000    1,115,000    AAA   Ohio State Water Development Authority Revenue,
                                 Safe Water, Series 2, 9.375% due 12/1/10,
                                 Sinking Fund Average Life 10/1/05                              1,582,700    1,326,850     2,909,550
                345,000    AAA   Ringwood Borough, NJ Sewer Authority Special Obligation
                                 Refunding, 9.875% due 7/1/13                                                  434,700       434,700

Pro-Forma
Schedule of Investments (unaudited)                                June 30, 2000

Smith Barney    Smith                                                                         Smith Barney    Smith     Smith Barney
Intermediate    Barney                                                                        Intermediate    Barney    Intermediate
 Municipal    Municipal                                                                        Municipal     Municipal   Municipal
   FACE         FACE                                                                                                     PRO-FORMA
  AMOUNT       AMOUNT     RATING(a)                        SECURITY                              VALUE         VALUE       VALUE
Escrowed to Maturity (c) - 10.7%, 13.7% (continued)
    60,000                 AAA   Salt Lake City, UT Water Conservancy Distribution Revenue,
                                 Series A, MBIA-Insured, 10.875% due 10/1/02,
                                 Sinking Fund Average Life 5/17/01                                 64,425                     64,425
   825,000                  NR   Southwestern Illinios, Development Authority Hospital
                                 Revenue, (Wood River Hospital Project), 6.875% due 8/1/03,
                                 Sinking Fund Average Life 9/19/01                                849,750                    849,750
   125,000                  AA   Taos County, NM Gross Receipts Tax Revenue,
                                 Asset Guaranty-Insured, 6.125% due 12/1/01,
                                 Sinking Fund Average Life 12/25/00                               126,250                    126,250
   650,000                  NR   Tom Green County, TX Hospital Authority, 7.875% due 2/1/06       701,188                    701,188
                                                                                              --------------------------------------
                                                                                                8,683,207    7,930,231    16,613,438
                                                                                              --------------------------------------
General Obligation - 6.2%, 3.5%
                500,000    AAA   Anchorage, AK FGIC-Insured, 6.000% due 10/1/14                                534,375       534,375
 1,000,000                  AA   Central Falls, RI GO, Asset Guaranty-Insured,
                                 5.875% due 5/15/15                                             1,020,000                  1,020,000
 1,000,000                 AAA   Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03               1,031,250                  1,031,250
   660,000      695,000    Aaa*  East Rochester, NY Union Free School District, FSA-Insured,
                                 5.700% due 6/15/00                                               687,225      717,588     1,404,813
                500,000    Aaa*  Erie County, NY Public Improvement, AMBAC-Insured, Series C,
                                 5.500% due 7/1/29                                                             476,875       476,875
 1,000,000                  AA   Harvey, IL GO Refunding, Asset Guaranty-Insured,
                                 6.700% due 2/1/09, Sinking Fund Average Life 2/26/08           1,072,500                  1,072,500
                290,000    A3*   New Haven, CT Unrefunded Balance, Series B,
                                 9.000% due 12/1/01                                                            306,675       306,675
   145,000                  A-   New York, NY GO, Series D, 7.300% due 2/1/01                     147,290                    147,290
 1,735,000                 AAA   Palo Duro River Authority, TX Refunding, CGIC-Insured,
                                 zero coupon due 8/1/09                                         1,075,700                  1,075,700
                                                                                              --------------------------------------
                                                                                                5,033,965    2,035,513     7,069,478
                                                                                              --------------------------------------
Hospital - 16.5%, 23.2%
             $  435,000    BBB   Allentown, PA Area Hospital Authority Revenue Refunding,
                                 Sacred Heart Hospital, Series A, 6.200% due 11/15/03                          437,175       437,175
 1,000,000      500,000    BBB-  Arkansas Development Finance Authority Revenue,
                                 (Washington Regional Medical Center), 7.000% due 2/1/15          981,250      490,625     1,471,875
                650,000    AAA   Calcasieu Parish, LA Memorial Hospital Service District
                                 Revenue Refunding, Lake Charles Memorial Hospital,
                                 Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                              719,875       719,875
              1,500,000     A+   California Statewide Community Development Authority
                                 Revenue, COP Refunding Hospital, Triad Healthcare,
                                 6.250% due 8/1/06                                                           1,591,875     1,591,875
              1,000,000     A    Clackamas County, OR Hospital Facility Authority Revenue,
                                 (Kaiser Permanente), Series A, 5.375% due 4/1/14                              946,250       946,250
 1,090,000                  BB   Colorado Health Facilities Authority Revenue,
                                 Rocky Mountain Adventist, 6.250% due 2/1/04                    1,068,200                  1,068,200
 1,500,000                  AA   Cumberland County, NC Hospital Facilities Revenue,
                                 Cumberland County Hospital Systems Inc.,
                                 5.250% due 10/1/13                                             1,436,250                  1,436,250
   625,000    2,000,000     AA   Harris County, TX Health Facilities Development Corp.
                                 Hospital Revenue, (Texas Children's Hospital Project),
                                 Series A, 5.375% due 10/1/11                                     612,500    1,895,000     2,507,500
 2,000,000                  A    Hawaii State Department of Budget and Finance,
                                 Special Purpose Mangement Revenue,
                                 Kapiolani Health Care System, 6.400% due 7/1/13                2,025,000                  2,025,000
 1,000,000      755,000    BBB+  Henderson, NV Health Care Facility Revenue, (Catholic
                                 Healthcare West Project), Series A, 6.200% due 7/1/09            968,750      731,406     1,700,156
              1,300,000     A-   Illinois Health Facilities Authority Revenue Friendship,
                                 VLG Hospital, 6.650% due 12/1/06                                            1,313,000     1,313,000
 1,000,000                 A2*   Indiana Health Facilities Authority Hospital Revenue
                                 Refunding Bonds, St. Anthony Medical Center,
                                 7.000% due 10/1/06, Sinking Fund Average Life 10/17/05         1,056,250                  1,056,250
              1,200,000    BBB+  Klamath Falls, OR Intercommunity, Merle Hospital,
                                 8.000% due 9/1/08                                                           1,323,000     1,323,000
              1,000,000    B3*   Langhorne Manor Borough, PA Higher Education &
                                 Health Authority, Bucks County, Lower Bucks Hospital,
                                 6.750% due 7/1/02                                                             943,750       943,750
   535,000                 AAA   Lima, OH Hospital Revenue, 7.500% due 11/1/06                    575,794                    575,794
   700,000                 BBB-  Louisiana Public Facilities Authority Revenue,
                                 General Health Systems Project, 6.000% due 11/1/16               690,375                    690,375
Hospital - 16.5%, 23.2% (continued)
   510,000    1,000,000    BBB+  Maricopa County, AZ IDA, Health Facilities Revenue, (Catholic
                                 Healthcare West Project), Series A, 5.250% due 7/1/06            485,775      952,500     1,438,275
 1,000,000                 AAA   Maryland Health & Higher Education Facility Authority
                                 Revenue, (Mercy Medical Center Project), FSA-Insured,
                                 6.500% due 7/1/13, Sinking Fund Average Life 3/7/11            1,101,250                  1,101,250
   500,000    2,000,000    AAA   Orange County, FL Health Facilities Authority Revenue,
                                 Adventist Health System/Sunbelt, FSA-Insured, FLAIRS,
                                 6.050% due 11/15/07 (d)                                          518,125    2,072,500     2,590,625
 1,045,000                 BBB+  Rhode Island State Health & Education Building Corp.
                                 Revenue, Roger Williams Hospital Financing, 5.400% due
                                 7/1/13, Sinking Fund Average Life 1/23/12                        902,619                    902,619
 1,000,000                Baa2*  Tomball, TX Hospital Authority Revenue, Tomball
                                 Regional Hospital, 5.750% due 7/1/14                             881,250                    881,250
                                                                                              --------------------------------------
                                                                                               13,303,388   13,416,956    26,720,344
                                                                                              --------------------------------------

Pro-Forma
Schedule of Investments (unaudited)                                June 30, 2000

Smith Barney    Smith                                                                         Smith Barney    Smith     Smith Barney
Intermediate    Barney                                                                        Intermediate    Barney    Intermediate
 Municipal    Municipal                                                                        Municipal     Municipal   Municipal
   FACE         FACE                                                                                                     PRO-FORMA
  AMOUNT       AMOUNT     RATING(a)                        SECURITY                              VALUE         VALUE       VALUE
Housing: Multi-Family - 12.0%, 5.3%
   885,000                  AA   Beaumont, TX Multi-Family Housing Finance, Regency
                                 Place Apartments, Asset Guaranty-Insured,
                                 7.000% mandatory tender 10/1/03,
                                 Sinking Fund Average Life 7/21/03                                887,062                    887,062
   535,000                 AAA   Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                                 Apartment, Series A, FHA-Insured, 7.300% due 11/15/07,
                                 Sinking Fund Average Life 2/24/04                                561,080                    561,080
              1,100,000   Baa2*  Dallas, TX Housing Corp. Capital Program Revenue
                                 Refunding, Section 8 Assisted, 7.700% due 8/1/05,
                                 Sinking Fund Average Life 9/2/03                                            1,119,250     1,119,250
   785,000                  AA   Hudson County, NJ Improvement Authority, Multi-Family
                                 Housing Revenue Bonds, 6.600% due 6/1/04,
                                 Sinking Fund Average Life 9/24/02 (b)                            810,513                    810,513
              1,470,000     NR   Lynchburg, VA Redevelopment & Housing Authority,
                                 Multi-Family Housing Revenue Refunding, Princeton
                                 Circle Association, 6.250% due 12/1/10,
                                 Sinking Fund Average Life 9/24/07                                           1,447,950     1,447,950
   820,000                 A2*   McMinnville, TN Housing Authority Revenue Refunding,
                                 First Mortgage, Beersheba Heights, 6.000% due 10/1/09            833,325                    833,325
   380,000                 AAA   Missouri State Housing Development Community Mortgage
                                 Revenue, Series C, GNMA/FNMA-Collateralized,
                                 7.450% due 9/1/27, Sinking Fund Average Life 12/9/22             409,925                    409,925
   500,000      500,000     NR   Montgomery County, PA Redevelopment Authority,
                                 Multi-Family Housing Revenue, Series A, 6.375% due 7/1/12,
                                 Sinking Fund Average Life 1/29/09                                504,375      504,375     1,008,750
                                 Mount Vernon, IL Elderly Housing Corp., First Lien Revenue
                                   Bonds, Section 8 Assisted, Series 1979:
   160,000                 Ba3*      7.875% due 4/1/01                                            160,386                    160,386
   170,000                 Ba3*      7.875% due 4/1/02                                            170,065                    170,065
   185,000                 Ba3*      7.875% due 4/1/03                                            184,945                    184,945
   200,000                 Ba3*      7.875% due 4/1/04                                            200,000                    200,000
   215,000                 Ba3*      7.875% due 4/1/05                                            214,942                    214,942
   235,000                 Ba3*      7.875% due 4/1/06                                            234,937                    234,937
   250,000                 Ba3*      7.875% due 4/1/07                                            249,920                    249,920
   270,000                 Ba3*      7.875% due 4/1/08                                            270,000                    270,000
   710,000                 AAA   San Jose, CA Multi-Family Housing, (County Brook Project),
                                 FNMA-Collateralized, 6.500% mandatory tender 4/1/02              721,538                    721,538
Housing: Multi-Family - 12.0%, 5.3% (continued)
   755,000                 Aa2*  Streamwood, IL Multi-Family Housing Revenue,
                                 (Southgate Project), FHA-Insured, 6.200% due 11/1/07             779,643                    779,643
 1,000,000                  NR   Texas State Department of Housing & Community Affairs,
                                 Home Management Revenue, Series C-2,
                                 Variable Rate due 7/2/24                                       1,107,500                  1,107,500
   705,000                  NR   Tulsa, OK Housing Assistance Corp. Multi-Family Revenue,
                                 7.250% due 10/1/17, Sinking Fund Average Life 7/16/04            727,913                    727,913
   675,000                 AAA   Washington County, OR Housing Authority, Multi-Family
                                 Housing Revenue, (Terrace View Project),
                                 FNMA-Collateralized, 5.500% due 12/1/17 (b)                      638,719                    638,719
                                                                                              --------------------------------------
                                                                                                9,666,788    3,071,575    12,738,363
                                                                                              --------------------------------------
Housing: Single Family - 4.1%, 7.5%
                135,000    A1*   Ford County, KS Single-Family Mortgage Revenue Refunding,
                                 Series A, FHA-Insured, 7.900% due 8/1/10                                      140,400       140,400
                190,000     AA   Juneau City & Borough, AK Home Mortgage Revenue
                                 Refunding, Mortgage-Backed Securities Program,
                                 FNMA-Collateralized, FHA-Insured, 8.000% due 2/1/09                           197,125       197,125
             $  500,000     NR   Lees Summit, MO IDA Health Facilities, Refunding &
                                 Improvement Revenue, (John Knox Village Project),
                                 7.125% due 8/15/12, Sinking Fund Average Life 2/17/08                         516,250       516,250
   920,000      920,000     A+   Massachusetts State HFA, Single-Family, Series 38,
                                 7.200% due 12/1/26 (b)                                           960,250      960,250     1,920,500
                 60,000    Aa2*  Montgomery County, MD Housing Opportunities
                                 Commission Mortgage Revenue, Series A,
                                 7.200% due 7/1/04                                                              61,589        61,589
                810,000    AAA   Pima County, AZ IDA, Single-Family Mortgage Revenue,
                                 Series A, GNMA/FNMA-Collateralized,
                                 step bond to yield 6.250% due 11/1/29 (b)                                     824,175       824,175
              1,500,000    BBB   Puerto Rico Housing Bank & Finance Agency,
                                 7.500% due 12/1/06                                                          1,655,625     1,655,625
   245,000                 AAA   St. Louis County, MO Single-Family Mortgage Revenue,
                                 MBIA-Insured, 6.750% due 4/1/10                                  245,225                    245,225
 1,000,000                 AA+   Virginia State Housing Development Authority
                                 Commonwealth Mortgage, Series H, 6.100% due 7/1/03             1,026,250                  1,026,250
 1,060,000                  AA   Wisconsin Housing & Education Development Authority,
                                 Home Ownership Revenue, 6.350% due 3/1/01                      1,071,035                  1,071,035
                                                                                              --------------------------------------
                                                                                                3,302,760    4,355,414     7,658,174
                                                                                              --------------------------------------

Pro-Forma
Schedule of Investments (unaudited)                                June 30, 2000

Smith Barney    Smith                                                                         Smith Barney    Smith     Smith Barney
Intermediate    Barney                                                                        Intermediate    Barney    Intermediate
 Municipal    Municipal                                                                        Municipal     Municipal   Municipal
   FACE         FACE                                                                                                     PRO-FORMA
  AMOUNT       AMOUNT     RATING(a)                        SECURITY                              VALUE         VALUE       VALUE
Industrial Development - 4.9%, 11.1%
                535,000    BB+   Bourbonnais, IL IDR Refunding, (Kmart Corp. Project),
                                 6.600% due 10/1/06                                                            544,363       544,363
   400,000                 Aa3*  Cambria County, PA Industrial Development Authority,
                                 Series A-1, Variable Rate due 12/1/28                            400,000                    400,000
              1,500,000    AAA   Des Moines, IA IDR Refunding Revenue, (The Printer Project
                                 1992), LOC Norwest Bank, 6.375% due 9/1/09                                  1,505,625     1,505,625
              1,500,000    BBB+  Dickinson County, MI Economic Development Corp., Solid
                                 Waste Disposal Refunding Revenue, Champion International,
                                 6.550% due 3/1/07                                                           1,536,885     1,536,885
 1,000,000                  A+   Kanawha, WV Commerial Development Revenue,
                                 (May Department Store Project), 6.500% due 6/1/03              1,037,500                  1,037,500
              1,000,000    AA-   LaCrosse, WI Resource Recovery Revenue, (Northern States
                                 Power Co. Project), 6.000% due 11/1/21 (b)                                  1,001,250     1,001,250
                310,000    AAA   Massachusetts State Developmental Finance Agency Revenue,
                                 GMNA-Collateralized, Series A, 6.700% due 10/20/21                            331,312       331,312
 1,300,000                  AA   Massachusetts State Development Finance Agency Revenue,
                                 Worcester Redevelopment Authority Issue, Guaranty-Insured,
                                 6.000% due 6/1/24                                              1,314,625                  1,314,625
 1,000,000    1,000,000    BB+   Oklahoma Developmental Finance Authority Revenue,
                                 Hillcrest Healthcare System, Series A, 5.625% due 8/15/19        800,000      800,000     1,600,000
   500,000      500,000    BBB   Schuylkill County, PA Industrial Development Authority
                                 Revenue, Pine Groove Landfill Inc., 5.100% due 10/1/19           435,000      435,000       870,000
              1,000,000     CC   Tooele County, UT Hazardous Waste Disposal Revenue,
                                 Laidlaw Incineration, Series A, 6.750% due 8/1/10 (b)                         280,000       280,000
                                                                                              --------------------------------------
                                                                                                3,987,125    6,434,435    10,421,560
                                                                                              --------------------------------------
Life Care - 2.3%, -
   945,000                  NR   Coweta County, GA Development Authority Revenue,
                                 (Care-Pointe Project), Series A, 6.750% due 7/1/10               865,856                    865,856
   980,000                 AAA   Massachusetts State Industrial Finance Agency Assisted
                                 Living Facility Revenue, (Arbors at Amherst Project),
                                 GNMA-Collateralized, 5.750% due 6/20/17                          991,025                    991,025
                                                                                              --------------------------------------
                                                                                                1,856,881            -     1,856,881
                                                                                              --------------------------------------
Miscellaneous - 4.9%, 9.1%
 1,000,000      500,000     NR   Barona Band of Mission Indians, CA, 8.250% due 1/1/20          1,015,000      507,500     1,522,500
              1,050,000     AA   Bernalillo County, NM Gross Receipts Tax Revenue Refunding,
                                 5.125% due 4/1/17                                                             994,875       994,875
 1,000,000    1,000,000    BBB-  Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                                 Series A, 7.500% due 11/1/04                                   1,024,530    1,024,530     2,049,060
                640,000     NR   Clayton County, GA Development Authority Revenue, First
                                 Mortgage, Senior Care Group Inc., (Bayberry Project),
                                 6.750% due 7/1/10                                                             597,600       597,600
Miscellaneous - 4.9%, 9.1% (continued)
 1,000,000    1,000,000     A    Illinois Development Finance Authority Revenue,
                                 City of East St. Louis, 6.875% due 11/15/05,
                                 Sinking Fund Average Life 7/26/03                              1,058,750    1,058,750     2,117,500
                645,000   Baa2*  Indianapolis, IN Economic Development Refunding &
                                 Improvement Revenue, National Benevolent Association,
                                 (Robin Run Village Project), 6.900% due 10/1/04                               660,319       660,319
            $  430,000     AAA   Massachusetts State Industrial Finance Agency Assisted
                                 Living Facility Revenue, (Arbors at Amherst Project),
                                 GNMA-Collateralized, 5.750% due 6/20/17                                       434,838       434,838
   795,000                  A    South Dakota Economic Development Finance Authority,
                                 APA Optics, Series A, 6.750% due 4/1/16,
                                 Sinking Fund Average Life 7/7/13 (b)                             842,700                    842,700
                                                                                              --------------------------------------
                                                                                                3,940,980    5,278,412     9,219,392
                                                                                              --------------------------------------
Pollution Control - 5.2%, 3.0%
   890,000                 B1*   Altantic City, NJ Utility Authority Solid Waste Revenue,
                                 7.000% due 3/1/02, Sinking Fund Average Life 10/1/00             885,550                    885,550
 1,000,000    1,000,000    Aa3*  Brazos River, TX Navigation Harbor District, Brazonia County,
                                 PCR, (BASF Corp. Project), 6.750% due 2/1/10                   1,093,750    1,093,750     2,187,500
                595,000     A+   Broward County, FL Resource Recovery PCR, (North Project),
                                 7.950% due 12/1/08                                                            612,368       612,368
 1,200,000                 BBB+  Erie County, PA PCR (International Paper Company Project),
                                 Series A, 5.300% due 4/1/12                                    1,147,500                  1,147,500
 1,000,000                 AAA   Monroe County, MI PCR, (Detroit Edison Co. Project),
                                 AMBAC-Insured, 6.350% due 12/1/04 (b)                          1,058,750                  1,058,750
                                                                                              --------------------------------------
                                                                                                4,185,550    1,706,118     5,891,668
                                                                                              --------------------------------------
Pre-Refunded (e) - 1.3%, 1.7%
    70,000                 AAA   Indiana University Revenue, Series 1983N, (Call 7/1/01 @
                                 100), 10.000% due 7/1/03, Sinking Fund Average Life 12/22/00      71,591                     71,591
   115,000                 AAA   Ohio State Water Development Authority Revenue,
                                 Armco Steel Corp., 7.785% due 11/1/00, Sinking Fund
                                 Average Life 5/2/00                                              116,173                    116,173
    55,000                 AAA   Oklahoma State IDA,Oklahoma Health Care Corp.,
                                 Series A, FGIC-Insured, (Various Call Dates),
                                 9.125% due 11/1/08, Sinking Fund Average Life 5/7/06              64,488                     64,488
   210,000                 AAA   Oshkosh, WI Hospital Facility Revenue, Mercy Medical Center,
                                 7.375% due 7/1/09, Sinking Fund Average Life 1/22/04             227,325                    227,325
   510,000      460,000    Aaa*  Philadelphia, PA Hospital Authority Revenue,
                                 United Hospital Inc. Project, 10.875% due 7/1/08                 609,450      549,700     1,159,150
                370,000     NR   San Leandro, CA Redevelopment Agency Residential Mortgage
                                 Revenue, 11.250% due 4/1/13, (Call 10/1/04 @ 100),
                                 Sinking Fund Average Life 4/13/04                                             447,700       447,700
                                                                                              --------------------------------------
                                                                                                1,089,027      997,400     2,086,427
                                                                                              --------------------------------------

Pro-Forma
Schedule of Investments (unaudited)                                June 30, 2000

Smith Barney    Smith                                                                         Smith Barney    Smith     Smith Barney
Intermediate    Barney                                                                        Intermediate    Barney    Intermediate
 Municipal    Municipal                                                                        Municipal     Municipal   Municipal
   FACE         FACE                                                                                                     PRO-FORMA
  AMOUNT       AMOUNT     RATING(a)                        SECURITY                              VALUE         VALUE       VALUE
Public Facilities - 3.0%, 1.8%
 1,350,000    1,000,000     A-   Dekalb County, IN Redelopment Authority Revenue,
                                 Mini-Mill Public Improvement, 6.250% due 1/15/09               1,412,436    1,051,250     2,463,686
 1,000,000                 AA-   LaCrosse, WI Resource Recovery Revenue, (Northern States
                                 Power Co. Project), 6.000% due 11/1/21 (b)                     1,001,250                  1,001,250
Short-Term Securities - -, 1.9%
                                                                                              --------------------------------------
                                                                                                2,413,686    1,051,250     3,464,936
                                                                                              --------------------------------------
                200,000  VMIG 1* Philadelphia, PA Institution Cancer Research, Series A,
                                 4.160% due 7/1/13                                                             200,000       200,000
                900,000  VMIG 1* Sublette County, WY Pollution Control Revenue,
                                 (Exxon Project), Series B, 3.950% due 7/1/17                                  900,000       900,000
                                                                                              --------------------------------------
                                                                                                        -    1,100,000     1,100,000
                                                                                              --------------------------------------
Transportation - 11.0%, 6.3%
 1,000,000      855,000     A    Connecticut State Special Obligation, (Bradley International
                                 Airport), ACA-Insured, Series A, 6.375% due 7/1/12             1,035,000      884,925     1,919,925
 3,000,000    2,000,000    BBB-  Connector 2000 Association, SC Toll Road Revenue, Capital
                                 Appreciation, Series B, zero coupon due 1/1/15                 1,012,500      675,000     1,687,500
 2,035,000                 AAA   Dallas Fort Worth, TX Regional Airport Revenue Refunding,
                                 Series 1992A, FGIC-Insured, 7.750% due 11/1/03                 2,223,238                  2,223,238
Transportation - 11.0%, 6.3% (continued)
 1,920,000                  A    Denver, CO City & County Airport Revenue, Series 1990A,
                                 8.250% due 11/15/02 (b)                                        1,979,789                  1,979,789
 3,110,000                 AAA   E-470 Public Highway Authority, Colorado Revenue, Capital
                                 Appreciation, Series B, MBIA-Insured, zero coupon due 9/1/14   1,407,275                  1,407,275
   500,000                  A-   PittsField Township, MI Economic Development Corp.
                                 Revenue Refunding, (Airport Association Project),
                                 Unconditional Guaranty-Lincoln National, 6.400% due 12/1/02      505,000                    505,000
 3,000,000    2,000,000    BBB-  Pocahontas Parkway Association, Virgina Toll Road Revenue,
                                 Capital Appreciation, Series B, zero coupon due 8/15/19          780,000      520,000     1,300,000
                500,000    BBB-  Raleigh-Durham, NC Airport Authority Special Facilities
                                 Revenue, (American Airlines Inc. Project), 9.400% due 11/1/00                 506,215       506,215
                595,000     NR   Sanford, FL Airport Authority IDR (Central Florida Terminals
                                 Project), Series B, 7.500% due 5/1/06 (b)                                     618,800       618,800
                500,000    AA+   Tri-County Metropolitan Transportation District, OR Revenue,
                                 Series A, 5.000% due 8/1/19                                                   455,625       455,625
                                                                                              --------------------------------------
                                                                                                8,942,802    3,660,565    12,603,367
                                                                                              --------------------------------------
Utilities - 3.5%, 4.6%
 2,215,000    2,000,000    AAA   Chelan County, WA Public Utililties Distribution No. 1,
                                 Columbia River Rock Island, MBIA-Insured,
                                 zero coupon due 6/1/13                                         1,074,275      970,000     2,044,275
 1,500,000    1,500,000    AAA   Long Island Power Authority, New York Electric Systems
                                 Revenue, Capital Appreciation, FSA-Insured, Series B,
                                 zero coupon due 6/1/15                                           643,125      643,125     1,286,250
              1,000,000    BBB   North Carolina Eastern Municipal Power Agency, Power
                                 System Revenue, Series D, 6.450% due 1/1/14                                 1,017,500     1,017,500
 1,000,000                  AA   Washington State Public Power Supply, Nuclear
                                   Project No.1, 7.750% due 7/1/03                              1,075,000                  1,075,000
                                                                                              --------------------------------------
                                                                                                2,792,400    2,630,625     5,423,025
                                                                                              --------------------------------------
Water & Sewer - 1.3%, 2.9%
              1,000,000    AAA   Jefferson County, AL Sewer Revenue, Capital Improvement
                                 Warrants, Series A, FGIC-Insured, 5.000% due 2/1/33                           868,750       868,750
 1,000,000      765,000    AAA   Pueblo, CO Bridge Waterworks, Water Revenue, Series A,
                                 FSA-Insured, 6.000% due 11/1/14                                1,050,000      803,250     1,853,250
                                 TOTAL INVESTMENTS < 100%                                       1,050,000    1,672,000     2,722,000
                                 (Cost < $79,422,790**)                                       $80,806,264  $57,886,975   138,693,239

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                     Notes to Pro Forma Financial Statements

                            June 30, 2000 (unaudited)

1. General

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed merger of Smith Barney Municipal Fund, Inc.("SBT") into Smith Barney Intermediate Municipal Fund, Inc. ("SBI") as described elsewhere in the proxy statement/prospectus. The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). The Merger provides for the conversion of each share of common stock of SBT into an equivalent dollar amount of full shares of common stock of SBI based on the net asset value per share of each Fund. The accounting survivor in the proposed merger will be SBI. The unaudited pro forma statement of assets and liabilities and statement of operations have been prepared as though the merger had been effective June 30, 2000.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of SBI and SBT which are included in their respective semi-annual reports dated June 30, 2000. The expense of the reorganization, including the cost of the proxy solicitation, will be borne by SSB Citi Fund Management LLC ("SSBC"), SBI's and SBT's Investment Manager. SSBC is a subisidiary of Salomon Smith Barney Holdings, Inc., which in turn is a subsidiary of Citigroup, Inc.

2. Pro Forma Adjustments

The accompanying unaudited pro forma schedule of investments and pro forma financial statements reflect changes in shares and fund expenses as if the merger had taken place on June 30, 2000. Adjustments were made to reduce certain expenses for duplicated services and to reflect the investment advisory agreement of SBI as if it has been in place on a pro forma basis as of June 30, 2000. Adjustments to dividends of SBT reflect payments of dividends to merger date. Adjustment to advisory fees reflect payment of a liaiblity for investment advisory services.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification


A policy of insurance covering SSB Citi Fund Management LLC, its affiliates, and all of the registered investment companies advised by SSB Citi Fund Management LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.


Article IX of the Registrant's Articles of Incorporation states as follows:

                                   ARTICLE IX

                          LIABILITY AND INDEMNIFICATION

      A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act) as currently in effect or as the same may hereafter be amended.

      Each director and each officer of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by the Maryland General Corporation Law, including the advancing of expenses, subject to any limitations imposed by the 1940 Act and the rules and regulations promulgated thereunder.

      No amendment, modification or appeal of this Article IX shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

Item 16.   Exhibits

                  1. Articles of Incorporation of Registrant incorporated by reference to the initial Registration Statement (No. 33-44639) filed by Registrant on December 19, 1991.

                  2. By-Laws incorporated by reference to the initial Registration Statement (No. 33-44639) filed by Registrant on December 19, 1991.

                  3.     Not Applicable.

                  4. Form of Merger Agreement and Plan of Reorganization is attached as Exhibit A to the Proxy Statement/Prospectus filed herewith.

                  5.     Not Applicable.

                  6. Form of Investment Management Agreement Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement (No. 33-44639) filed on February 27, 1992.

                  7.     Not Applicable.

                  8.     Not Applicable.

                  9. Form of Custodian Services Agreement Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement (No. 33-44639) filed on February 27, 1992.

                  10.    Not Applicable

                  11.(a) Opinion and Consent of Willkie Farr & Gallagher.*

                     (b) Opinion and consent of Venable, Baetjer and Howard,
                         LLP.*


                  12. Form of Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters.*

----------
*     Filed herewith.

                  13.(a) Form of Transfer Agency and Registrar Agreement
                         Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement (No. 33-44639) filed on March 22, 1996.


                  14.    Consent of KPMG LLP.**


                  15.    Not Applicable


                  16.    Powers of Attorney.**


                  17.(a) Code of Ethics Incorporated by reference to Exhibit
                         (r)(2) of Post-Effective Amendment No. 5 to the Registration Statement (No. 33-44639) filed on April 19, 2000.

                  17.(b) Annual Report of Smith Barney Municipal Fund Inc.,
                         dated December 31, 1999 is incorporated by reference to the definitive N-30D filed on February 22, 2000 as accession number 91155-00-000117.

                  17.(c) Annual Report of the Registrant, dated December 31,
                         1999, is incorporated by reference to the definitive N-30D filed on February 23, 2000 as accession number 91155-00-000119.

                  17.(d) Prospectus of Smith Barney Municipal Fund Inc., dated
                         April 28, 2000, is incorporated by reference to the filing made pursuant to Rule 497 on May 3, 2000
                         (File #: 033-48166).

                  17.(e) Prospectus of the Registrant, dated April 28, 2000, is incorporated by reference to the filing made pursuant to Rule 497 on May 3, 2000 (File #: 033-44639).


                  17.(f) Semi-Annual Report of Smith Barney Municipal Fund Inc.,
                         dated June 30, 2000, is incorporated by reference to the definitive N-30D filed on September 6, 2000 as accession number 1005477-00-006362.

                  17.(g) Semi-Annual Report of the Registrant, dated June 30,
                         2000, is incorporated by reference to the definitive N-30D filed on September 6, 2000 as accession number 1005477-00-006361.

----------
**    Incorporated by reference to the Registrant's Registration Statement of
Form N-14 filed on September 15, 2000 (No. 333-45840).

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph
(1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 24th day of October, 2000.


                                  Smith Barney Intermediate Municipal Fund, Inc.
                                  By:


                                  /s/ Heath B. McLendon
                                  ----------------------------------------------
                                  Heath B. McLendon, President and Chief
                                  Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                            TITLE                   DATE


/s/ Heath B. McLendon
---------------------------
Heath B. McLendon             Chairman of the Board, President and
                              Chief Executive Officer (Principal
                              Executive Officer)                       October 24, 2000


/s/        *
---------------------------
Lee Abraham                   Director                                 October 24, 2000


/s/        *
---------------------------
Alan J. Bloostein             Director                                 October 24, 2000


/s/        *
---------------------------
Jane F. Dasher                Director                                 October 24, 2000


/s/        *
---------------------------
Donald R. Foley               Director                                 October 24, 2000


/s/        *
---------------------------
Richard E. Hanson, Jr.        Director                                 October 24, 2000


/s/        *
---------------------------
Paul Hardin                   Director                                 October 24, 2000


/s/        *
---------------------------
Roderick C. Rasmussen         Director                                 October 24, 2000


/s/        *
---------------------------
John P. Toolan                Director                                 October 24, 2000


/s/ Lewis E. Daidone
---------------------------
Lewis E. Daidone              Senior Vice President and Treasurer
                              (Principal Financial Officer)            October 24, 2000

*By: /s/ Heath B. McLendon
---------------------------
Heath B. McLendon             Attorney-in-Fact                         October 24, 2000

Exhibit No.        Exhibit
-----------        -------


11(a)              Opinion and Consent of Willkie Farr & Gallagher.

11(b)              Opinion and Consent of Venable, Baetjer and Howard, LLP.

12 Form of Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters.